UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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22nd Century Group, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

You are invited to attend the 2021 Annual Meeting of Stockholders (Annual Meeting) of 22nd Century Group, Inc. (the “Company”) on May 20, 2021, at 10:30 a.m. Eastern Time. The Annual Meeting will be a completely virtual meeting conducted via live audio webcast to allow our stockholders to participate from any location that is convenient to them. You will be able to attend by using the following link www.virtualshareholdermeeting.com/XXII2021. In order to vote during the annual meeting, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. There is no physical location for the annual meeting.

We are holding the Annual Meeting for the following matters, which are described further in the proxy statement accompanying this Notice:

(1)	The election of the two director nominees named in the attached proxy statement as Class I directors to serve for a three-year period until the annual meeting of stockholders in the year 2024 and, in each instance, until their respective successors have been elected and qualified;
(2)	The approval, on an advisory basis, of the 2020 compensation of the Company’s named executive officers;
(3)	The approval of the 22nd Century Group, Inc. 2021 Omnibus Incentive Plan;
(4)	The ratification of the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered certified public accounting firm for fiscal year 2021; and
(5)	The transaction of any other business as may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on March 26, 2021, are entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof.

Your vote is important. Whether or not you plan to attend the virtual meeting, we hope that you will vote as soon as possible. You may vote your shares via a toll-free telephone number or over the Internet. You may also submit your proxy card by signing, dating and mailing your proxy card in the envelope provided.

Thank you for your continued investment in 22nd Century Group, Inc.

By Order of the Board of Directors,
/s/ James A. Mish
James A. Mish
Chief Executive Officer

Dated: April 5, 2021

i

22nd Century Group, Inc.

500 Seneca Street, Suite 507
Buffalo, New York 14204

PROXY STATEMENT

The Board of Directors of 22nd Century Group, Inc. (the “Company”) is soliciting proxies from its stockholders to be used at the annual meeting of stockholders to be held on May 20, 2021, beginning at 10:30 a.m. Eastern Time, and at any postponements or adjournments thereof. The Annual Meeting will be a completely virtual meeting conducted via live audio webcast to allow our stockholders to participate from any location that is convenient to them. You will be able to attend by using the following link: www.virtualshareholdermeeting.com/XXII2021. You must enter the control number found on your proxy card, voting instruction form or notice you previously received. There is no physical location for the annual meeting.

This proxy statement contains information related to the annual meeting. This proxy statement and the accompanying form of proxy are first being sent to stockholders on or about April 5, 2021.

ABOUT THE ANNUAL MEETING

Why did I receive these materials?

The Board of Directors of 22nd Century Group, Inc. is soliciting proxies for the 2021 Annual Meeting of Stockholders (Annual Meeting) to be held on May 20, 2021 via live audio webcast to allow our stockholders to participate from any location that is convenient to them. You are receiving a proxy statement because you owned shares of our common stock on March 26, 2021, and that entitles you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. The proxy materials include this proxy statement for the Annual Meeting, an annual report to stockholders, including our Annual Report on Form 10-K for the year ended December 31, 2020, and a proxy card or voting instruction form for the Annual Meeting.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, our Board, the compensation of directors and executive officers, and other information that the Securities and Exchange Commission requires us to provide annually to our stockholders.

Who is entitled to vote at the meeting?

Holders of common stock as of the close of business on the record date, March 26, 2021, will receive notice of, and be eligible to vote at, the annual meeting and at any adjournment or postponement of the annual meeting. At the close of business on the record date, we had outstanding and entitled to vote a total of 152,397,501 shares of common stock.

How many votes do I have?

Each outstanding share of our common stock you owned as of the record date will be entitled to one vote for each matter considered at the meeting. There is no cumulative voting.

Who can attend the meeting virtually?

Due to the public health impact of the coronavirus outbreak (i.e., COVID-19) and to support the health and well-being of our stockholders and other stakeholders, we have decided that this year’s annual meeting will be a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to participate in the annual meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.virtualshareholdermeeting.com/XXII2021. To vote, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. There is no physical location for the annual meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of one-third (33.33%) of the voting power of common stock issued and outstanding on the record date will constitute a quorum, permitting the conduct of business at the meeting. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum.

How do I vote if I am a stockholder of record?

If you are a stockholder of record (that is, you own your shares in your own name with our transfer agent and not through a broker, bank or other nominee that holds shares for your account in a “street name” capacity), you can vote via a virtual meeting or by proxy without attending the annual meeting. Due to the public health impact of the coronavirus outbreak (i.e., COVID-19) and to support the health and well-being of our stockholders and other stakeholders, we have decided that this year’s annual meeting will be a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to participate in the annual meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.virtualshareholdermeeting.com/XXII2021. To vote, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. There is no physical location for the annual meeting. We urge you to vote by proxy even if you plan to attend the annual meeting virtually so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting virtually, as applicable, you may vote at the meeting and your proxy will not be counted. Our Board of Directors has designated James A. Mish, Chief Executive Officer, and Steven Przybyla, General Counsel, and each or any of them or their designees, as proxies to vote the shares of common stock solicited on its behalf. You can vote by proxy by any of the following methods.

Voting by Telephone or Internet. If you are a stockholder of record, you may vote by proxy by telephone or internet. Proxies submitted by telephone or through the internet must be received by 11:59 p.m. EDT on May 19, 2021. Please see the proxy card for instructions on how to vote by telephone or internet.

Voting by Proxy Card. Each stockholder receiving proxy materials by mail may vote by proxy using the accompanying proxy card. When you return a proxy card that is properly signed and completed, the shares represented by your proxy will be voted as you specify on the proxy card.

How do I vote if I hold my shares in “street name”?

If you hold your shares in “street name,” we have supplied copies of our proxy materials for the 2021 Annual Meeting of Stockholders to the broker, trust, bank or other nominee holding your shares of record and they have the responsibility to send these proxy materials to you. You must either direct the broker, trust, bank or other nominee as to how to vote your shares, or obtain a proxy from the bank, broker or other nominee to vote at the meeting. Please refer to the voter instruction cards used by your broker, trust, bank or other nominee for specific instructions on methods of voting, including by telephone or using the internet.

Can I change my vote?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the meeting. If you are a stockholder of record, you may do this by: (i) signing and submitting a new proxy card with a later date; (ii) by voting by telephone, or by using the Internet—either of which must be completed by 11:59 p.m. Eastern Time on May 19, 2021 (when your latest telephone or Internet proxy is counted); or (iii) by attending the meeting and voting by ballot. Attending the meeting alone will not revoke your proxy unless you specifically request your proxy to be revoked. If you hold shares through a bank or brokerage firm, you must contact that bank or firm directly to revoke any prior voting instructions.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board of Directors and will pay all expenses associated with this solicitation. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means.

The Board of Directors has also retained Morrow Sodali as proxy solicitor. Proxy solicitation fees related to this engagement include a $7,500 retainer plus costs and disbursements incurred by the firm.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

Will stockholders be asked to vote on any other matters?

To the knowledge of the Company and its management, stockholders will vote only on the matters described in this proxy statement. However, if any other matters properly come before the meeting, the persons named as proxies for stockholders will vote on those matters in the manner they consider appropriate.

What vote is required to approve each item?

The director nominees receiving the highest vote totals of the eligible shares of our common stock that are present, in person or by proxy, and entitled to vote at the meeting will be elected as our directors. The approval of the advisory resolution on executive compensation, the approval of the 22nd Century Group, Inc. 2021 Omnibus Incentive Plan (the “Plan”) and the approval of the ratification of the appointment of Freed Maxick CPAs, P.C. (“Freed”) require the affirmative vote of the majority of the votes present, in person or by proxy, and entitled to vote at the meeting.

How are votes counted?

With regard to the election of our director nominees, votes may be cast in favor or “withheld” and votes that are withheld will be excluded entirely from the vote and will have no effect. You may not cumulate your votes for the election of our director nominees.

For the approval of the advisory resolution on executive compensation, the approval of the Plan and the ratification of the appointment of Freed, you may vote “FOR,” “AGAINST” or “ABSTAIN” for such proposals. Abstentions are considered to be present and entitled to vote at the meeting and, therefore, will have the effect of a vote against each of the proposals.

If you hold your shares in “street name,” the Company has supplied copies of its proxy materials for its 2021 annual meeting of stockholders to the broker, bank or other nominee holding your shares of record and they have the responsibility to send these proxy materials to you. Your broker, bank or other nominee that has not received voting instructions from you may not vote on any proposal other than the appointment of Freed as our independent registered certified public accounting firm for fiscal year 2021. These “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum but will not be considered in determining the number of votes necessary for approval of any of the proposals and will have no effect on the outcome of any of the proposals. Your broker, bank or other nominee is permitted to vote your shares on the appointment of Freed as our independent registered certified public accounting firm without receiving voting instructions from you.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of March 26, 2021, by (i) each person who, to our knowledge, owns more than 5% of our common stock, (ii) each of our current directors, director nominees and executive officers, and (iii) all our current directors, director nominees and executive officers as a group. Derivative securities exercisable or convertible into shares of our common stock within sixty (60) days of March 26, 2021 are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the person holding securities but are not deemed outstanding for computing the percentage of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*). The address of named beneficial owners that are officers and/or directors of the Company is: c/o 22nd Century Group, Inc., 500 Seneca Street, Suite 507, Buffalo, New York 14204. The following table is based upon information supplied by officers and directors, and with respect to 5% or greater stockholders who are not officers or directors, information filed with the SEC.

	Number of
	Shares	Percentage
	Beneficially	Beneficially
Name of Beneficial Owner	Owned	Owned (1)
Management and Directors:
James A. Mish (2)	100,000	*
John Franzino (3)	50,000	*
Michael J. Zercher (4)	1,112,947	*
Nora B. Sullivan (5)	598,623	*
Richard M. Sanders (6)	466,696	*
Clifford B. Fleet (7)	281,368	*
Roger D. O'Brien (8)	179,223	*
Michael Koganov (9)	50,000	*
All directors, director nominees and executive officers as a group (8 persons) (2) - (9)	2,838,857	1.8%
5% Owners:
ETF Managers Group LLC (10)	12,342,984	8.1%

(1)	Based on 152,397,501 shares of common stock issued and outstanding as of March 26, 2021.
(2)	Consists of (a) 100,000 shares of common stock held directly. 600,000 restricted stock units are not included in the number of beneficially owned shares because they do not vest within 60 days of March 26, 2021.
(3)	Consists of (a) 50,000 shares of common stock held directly. 280,000 restricted stock units are not included in the number of beneficially owned shares because they do not vest within 60 days of March 26, 2021.
(4)	Consists of (a) 317,072 shares of common stock held directly and (b) 795,875 shares of common stock issuable upon exercise of stock options. 85,000 shares of common stock issuable upon exercise of stock options and 771,060 restricted stock units are not included in the number of beneficially owned shares because they do not vest within 60 days of March 26, 2021.
(5)	Consists of (a) 446,899 shares of common stock held directly and (b) 151,724 shares of common stock issuable upon exercise of stock options. 150,000 shares of common stock issuable upon exercise of stock options and 150,000 restricted stock units are not included in the number of beneficially owned shares because they do not vest within 60 days of March 26, 2021.
(6)	Consists of (a) 314,972 shares of common stock held directly and (b) 151,724 shares of common stock issuable upon exercise of stock options. 77,564 restricted stock units are not included in the number of beneficially owned shares because they do not vest within 60 days of March 26, 2021.
(7)	Consists of (a) 281,368 shares of common stock held directly. 77,564 restricted stock units are not included in the number of beneficially owned shares because they do not vest within 60 days of March 26, 2021.
(8)	Consists of (a) 179,223 shares of common stock held directly. 77,564 restricted stock units are not included in the number of beneficially owned shares because they do not vest within 60 days of March 26, 2021.
(9)	Consists of (a) 50,000 shares of common stock held directly. 77,564 restricted stock units are not included in the number of beneficially owned shares because they do not vest within 60 days of March 26, 2021.
(10)	Information is based on Schedule 13G filed on February 17, 2021 on behalf of (i) ETF Managers Group, LLC, an investment management company, and (ii) the ETFMG Alternative Harvest EFT, a series of the ETF Manager

Trust, which is managed by ETF Managers Group, LLC. The principal business address of ETF Managers Group, LLC is 30 Maple Street, Suite 2, Summit, New Jersey 07901.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

The Company’s Board of Directors is classified into three classes of directors, with one class of directors being elected at each annual meeting of stockholders of the Company to serve for a term of three years or until the earlier of: (i) expiration of the term of their class of directors; or (ii) until their successors are elected and take office as provided below. To maintain the staggered terms of election of directors, stockholders of the Company are voting upon the election of two director nominees as Class I directors to serve for a three-year period until the Annual Meeting of Stockholders in the year 2024.

The Bylaws of the Company provide that the Board will determine the number of directors to serve on the Board. The number of authorized directors of the Company as of the date of this proxy statement is six (6), with five (5) persons currently serving as directors (one Class II director, two Class I directors and two Class III directors) and with one (1) vacancy on the Board. The Board previously appointed Michael Koganov to serve as a Class I director on September 11, 2020 to fill a prior vacancy in the Class I director position. The Bylaws of the Company require the stockholders of the Company to vote to approve the appointment of such directors by the Board at the next annual meeting of the stockholders after their appointment to serve on the Board. Our Board has nominated Richard M Sanders and Michael Koganov to be elected as Class I directors. Information about each director nominee is set forth below. Assuming the election of each of the director nominees, the Board will consist of five members (two Class I directors, one Class II director and two Class III directors) with one vacancy in Class  II.

The nominees for director have each indicated to the Company that they will be available to serve as a director. If a nominee named herein for election as a director should for any reason become unavailable to serve prior to the 2021 annual meeting of stockholders, then the Board may, prior to the annual meeting, (i) reduce the size of the Board to eliminate the position for which that person was nominated, (ii) nominate a new candidate in place of such person or (iii) leave the position vacant to be filled at a later time.

The individuals named as proxy voters in the accompanying proxy, or their substitutes, will vote “FOR” each of the director nominees with respect to all proxies we receive unless instructions to the contrary are provided. If any nominee for director becomes unavailable for any reason, the votes will be cast for a substitute nominee designated by our Board. We have no reason to believe that any nominee for director will be unable to serve if elected. We strongly encourage our directors to attend our 2021 annual meeting. All our continuing directors attended our 2020 Annual Meeting.

The following sets forth certain information, as of March 26, 2021, about the Board’s nominees for election at the annual meeting and each director whose term will continue after our annual meeting.

Nominees for Election at the Annual Meeting

Class I Director — Term Expiring 2024

Richard M. Sanders. Mr. Sanders, age 68, has served as a director since December 9, 2013. Since August 2009, Mr. Sanders has served as a General Partner of Phase One Ventures, LLC, a venture capital firm which focuses on nanotechnology and biotechnology start-up opportunities in New Mexico and surrounding states. From January 2002 until June 2009, Mr. Sanders served as President and CEO of Santa Fe Natural Tobacco Company (“SFNTC”), a division of Reynolds American, Inc., which manufactures and markets the Natural American Spirit cigarette brand. During his 7-year tenure as head of SFNTC, Mr. Sanders tripled Natural American Spirit’s market share and SFNTC’s operating earnings and directed the successful expansion of Natural American Spirit into international markets in Western Europe and Asia. Prior to directing SFNTC’s robust growth, Mr. Sanders worked for R.J. Reynolds Tobacco Company where he began his career as a marketing assistant in 1977. From 1987 to 2002, he served in a wide spectrum of executive positions including, among others, Senior Vice President of Marketing and Vice President of Sales. A native of Minneapolis, Mr. Sanders earned a Bachelor’s Degree in political science from Hamline University in St. Paul and an M.B.A. Degree in Marketing from Washington University in St. Louis, Missouri. Mr. Sanders’ extensive experience in management, including in the tobacco industry, led to our conclusion that he should serve as a director of our Company.

Michael Koganov. Dr. Koganov, age 70, has served as a director since September 11, 2020. Dr. Koganov is recognized as a leading expert in the development of natural products using plant biotechnology and has achieved considerable accomplishments in physico-chemistry, biochemistry, bioelectrochemistry, and biotechnology. He is credited with developing Electro-Membrane technology for the comprehensive processing of plants to produce protein concentrates and secondary metabolites. Dr. Koganov co-founded IBT LLC, which developed the proprietary and sustainable Zeta Fraction™ technology that selectively isolates efficacious components from living plants and marine sources to produce a wide range of biofunctional ingredients. After the award-winning technology was acquired by AkzoNobel and then Ashland Global Holdings Inc., Dr. Koganov directed the research, product development, and commercialization of patented multifunctional bioactive Zeta Fractions that are used as key, signature ingredients in numerous products of global companies in the OTC and personal care spaces; and various synergistic compositions of Zeta Fractions obtained from living plants from twelve major plant families. He is the President and Co-Founder of Intellebio LLC, a consulting and testing firm focused on the development of novel technologies, advanced test methods, and breakthrough products in the life science field. Dr. Koganov received his Master of Science degree in Biochemistry from the State University, Dnipropetrovsk, USSR; his Ph.D. in Bioelectrochemistry from Institute of Chemical Technology, Dnipropetrovsk, USSR; and Full Doctor of Sciences (Sc.D.) degree in biotechnology from the Higher Attestation Commission of the USSR’s Council of Ministers. He has written more than 70 publications, secured over 100 granted patents, and is the author of two books. Dr. Koganov’s expertise in the area of plant biotechnology led to our conclusion that he should serve as a director of our Company.

Our Board of Directors recommends a vote FOR the above director nominees.

Directors Continuing in Office

Class II Director — Term Expiring 2022

Nora B. Sullivan. Ms. Sullivan, age 63, has served as a director since May 18, 2015. Ms. Sullivan is also currently President of Sullivan Capital Partners, LLC, a financial services company providing investment banking and mergers and acquisitions services to companies seeking acquisitive growth, strategic partnerships and joint venture relationships. Her experience includes the development and advancement of strategic initiatives and the implementation of best practice governance policies. Prior to founding Sullivan Capital Partners in 2004, Ms. Sullivan worked for Citigroup Private Bank from 2000 to 2004, providing capital markets and wealth management services to high net worth individuals and institutional clients. From 1995 to 1999, Ms. Sullivan was Executive Vice President of Rand Capital Corporation (NASDAQ: RAND), a publicly traded closed-end investment management company providing capital and managerial expertise to small and mid-size businesses. Ms. Sullivan is also a member of the Boards of Directors of Evans Bancorp, Inc. (NYSE American: EVBN), Robinson Home Products, and Rosina Food Products. She is also a member of the Investment Committee of the Patrick P Lee Foundation, Chairman of the Technology Transfer Committee of the Roswell Park Comprehensive Cancer Center, and a member of the Board of Directors of the Cortland College Foundation. Ms. Sullivan holds an M.B.A. Degree in Finance and International Business from Columbia University Graduate School of Business and a Juris Doctor degree from the University of Buffalo School of Law. Ms. Sullivan’s experience with mergers and acquisitions and in governance matters led to our conclusion that she should serve as a director.

Class III Directors — Terms Expiring 2023

Clifford B. Fleet. Mr. Fleet, age 50, has served as a director since his appointment on August 3, 2019 by the Board to fill a vacancy in the Class I director position resulting from the resignation of Henry Sicignano, III as of July 26, 2019. Mr. Fleet also served as the President and Chief Executive Officer of the Company from August 3, 2019 until December 13, 2019, at which time he resigned, effective on December 31, 2019. Mr. Fleet also served as a strategic advisor consultant to the Company from December 2018 to August 3, 2019. Mr. Fleet currently serves as the President and CEO of the Colonial Williamsburg Foundation, the world’s largest living history museum and a national leader in American education. Prior to the Colonial Williamsburg Foundation, Mr. Fleet served as the President and CEO of 22nd Century Group. From 1995 to 2017 Mr. Fleet worked at Altria Group (NYSE: MO), serving in a variety of senior-level management positions in Finance, Operations, Marketing, and Business Strategy and Development. From 2013 to 2017, Mr. Fleet served as the President and CEO of Philip Morris USA, Altria’s largest subsidiary, when he ran Philip Morris USA, the nation’s largest tobacco company, and John Middleton, a leading machine-made cigar manufacturer. During his tenure he led both organizations to business success in highly regulated environments. In addition, Mr. Fleet is an adjunct professor at the College of William & Mary teaching in the business school. Mr. Fleet holds a Bachelor of Arts, Master of Arts, Master of Business Administration and Juris Doctor from the College of William & Mary. Mr. Fleet’s extensive experience in the tobacco industry led to our conclusion that he should serve as a director.

Roger D. O’Brien. Mr. O’Brien, age 72, has served as a director since his appointment on January 10, 2020 by the Board to fill a vacancy in the Class II director position resulting from the death of Dr. Joseph A. Dunn on November 30, 2019. Mr. O’Brien has served since 2000 as the President of O’Brien Associates, LLC, a general management consulting firm providing advisory and implementation services to companies in a variety of competitive industries, with special focus on general management, technology commercialization, marketing and strategy development. From 1998 to 1999, Mr. O’Brien served as the Chief Operating Officer of Ultralife Batteries, Inc. (NASDAQ: ULBI) and from 1991 to 1996, he was the Chief Executive Officer and a major shareholder of Holotek Ltd., a high-technology company with a proprietary position in the design, development, manufacture and sales of laser imaging systems worldwide. Previously, Mr. O’Brien served as a senior executive for Exxon Venture Capital, Tenneco Automotive and as an early officer of Sun Microsystems (NASDAQ: SUN) prior to the company’s acquisition by Oracle Corporation. Mr. O’Brien is currently a member of the Board of Directors of Innovative Technology Solutions and Bristol-ID Technologies, Inc. In addition, Mr. O’Brien is an adjunct professor at the Rochester Institute of Technology, where he is a graduate instructor in Rochester, New York and in Croatia. Mr. O’Brien holds a Bachelor of Science degree in Nuclear Engineering from New York University and an MBA degree from The Wharton School of the University of Pennsylvania. Mr. O’Brien’s experience with strategic advisory consulting and his prior public company experience led to our conclusion that he should serve as a director.

CORPORATE GOVERNANCE

Board Composition

Directors hold office for a term ending on the date of the third annual stockholders’ meeting following the annual meeting at which such director’s class was most recently elected until the earlier of their death, resignation, removal or until their successors have been duly elected and qualified. There are no family relationships among our directors. Our bylaws provide that the number of members of our Board of Directors may be changed from time to time by resolutions adopted by the Board of Directors and/or the stockholders. Our Board of Directors currently consists of five (5) members with one (1) vacancy.

Board Leadership Structure

Our Board of Directors’ do not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate. Our Board reserves the right to assign the responsibilities of the Chief Executive Officer and Chair position as determined by our Board to be in the best interest of our Company. In the circumstance where the responsibilities of the Chief Executive Officer and Chair are vested in the same individual or in other circumstances when deemed appropriate, the Board will designate a lead independent director from among the independent directors to preside at the meetings of the non-employee director executive sessions.

The positions of Chief Executive Officer and Chair have been separate positions since October 25, 2014. Our Board retains the authority to modify this structure to best address our Company’s unique circumstances as and when appropriate.

Board Role in Risk Oversight

Our full Board is responsible for the oversight of our operational risk management process. Our Board has assigned responsibility for addressing certain risks, and the steps management has taken to monitor, control and report such risk, to our Audit Committee, including risks relating to execution of our growth strategy, with appropriate reporting to the full Board. Our Board relies on our Compensation Committee to address significant risk exposures facing our Company with respect to compensation. Our Compensation Committee periodically conducts a review of our compensation policies and practices to assess whether any risks arising from such policies and practices are reasonably likely to materially adversely affect our Company.

Number of Meetings of the Board of Directors

The Board held twelve (12) meetings during 2020. Directors are expected to attend Board meetings and to spend time needed to meet as frequently as necessary to properly discharge their responsibilities. Each director attended at least 75% of the aggregate number of meetings of the Board during 2020 while a member of the Board.

Director Independence

The Board has determined that each director qualifies as “independent” directors under the applicable definition of the listing standards of the New York Stock Exchange American market (“NYSE American”).

Stockholder Communications

Stockholders may send communications to the Company’s directors as a group or individually, by writing to those individuals or the group: c/o the Chief Executive Officer of 22nd Century Group, Inc., 500 Seneca Street, Suite 507 Buffalo, New York 14204. The Chief Executive Officer will review all correspondence received and will forward all correspondence that is relevant to the duties and responsibilities of the Board or the business of the Company to the intended director(s). Examples of inappropriate communication include business solicitations, advertising and communication that are frivolous in nature, relates to routine business matters or raises grievances that are personal to the person submitting the communication. Upon request, any director may review communication that is not forwarded to the directors pursuant to this policy.

Committees of the Board of Directors

Our Board of Directors currently has four standing committees: (i) a Corporate Governance and Nominating Committee, (ii) an Audit Committee, (iii) a Compensation Committee, and (iv) a Finance Committee. Each of these Board committees are described below. Members of these committees are elected annually at the regular Board meeting held in conjunction with the annual stockholders’ meeting. The charters of the Corporate Governance and Nominating Committee, Audit Committee, Compensation Committee, and Finance Committee are each available on the investor relations section of our website at www.xxiicentury.com. In addition, our Board of Directors has a Scientific Advisory Board which is chaired by Michael Koganov.

Governance and Nominating Committee

The Corporate Governance and Nominating Committee consists of Ms. Sullivan and Messrs. Sanders and O’Brien, with Mr. O’Brien serving as chair. The Corporate Governance and Nominating Committee is responsible for: (a) developing and recommending corporate governance principles and procedures applicable to our Board and employees; (b) recommending committee composition and assignments; (c) overseeing annual self-evaluations by the Board, its committees, individual directors and management with respect to their respective performance; (d) maintaining a process for the consideration of director candidates; (e) identifying and recommending individuals qualified to become directors; (f) assisting in succession planning; (g) recommending whether incumbent directors should be nominated for re-election to our Board; (h) reviewing the adequacy of the Corporate Governance and Nominating Committee charter on an annual basis; (i) maintaining a continuing education program for directors and (j) the Company’s Environmental Social and Governance (“ESG”) policies and practices. The Corporate Governance and Nominating Committee oversees the administration of the Company’s current ESG Policy, which was adopted by the Board on March 5, 2021. The Corporate Governance and Nominating Committee met seven (7) times during 2020.

Nominations of persons for election to the Board at the annual meeting may also be made by any stockholder entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in our bylaws. Such nominations by any stockholder shall be made pursuant to timely notice in writing to the Secretary. To be timely, a stockholder’s notice shall be delivered to the Secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.

Audit Committee

The Audit Committee consists of Ms. Sullivan and Messrs. Sanders and O’Brien, with Ms. Sullivan serving as chair. Our Board has determined that Ms. Sullivan is the Audit Committee financial expert as defined under the rules of the SEC and that all Audit Committee members are independent under the applicable listing standards of the NYSE American and applicable rules of the SEC related to audit committee members. The Audit Committee, established in accordance with section 3(a)(58)(A) of the Exchange Act, oversees our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee met four (4) times during 2020.

The Audit Committee has sole authority for the appointment, compensation and oversight of the work of our independent registered public accounting firm, and responsibility for reviewing and discussing with management and our independent registered public accounting firm our audited consolidated financial statements included in our Annual Report on Form 10-K, our interim financial statements and our earnings press releases. The Audit Committee also reviews the independence and quality control procedures of our independent registered public accounting firm, reviews management’s assessment of the effectiveness of internal controls, discusses with management the Company’s policies with respect to risk assessment and risk management and reviews the adequacy of the Audit Committee charter on an annual basis.

Compensation Committee

The Compensation Committee consists of Ms. Sullivan and Messrs. Sanders and O’Brien, with Mr. Sanders serving as chair. The Compensation Committee establishes, administers and reviews our policies, programs and procedures for compensating our executive officers and directors. The Compensation Committee met six (6) times during 2020.

The Compensation Committee is responsible for: (a) assisting our Board in fulfilling its fiduciary duties with respect to the oversight of the Company’s compensation plans, policies and programs, including assessing our overall compensation structure, reviewing all executive compensation programs, incentive compensation plans and equity-based plans, and determining executive compensation; and (b) reviewing the adequacy of the Compensation Committee charter on an annual basis.

Finance Committee

The Finance Committee consists of Ms. Sullivan and Messrs. Sanders, Fleet, O’Brien and Dr. Koganov with Mr. Fleet serving as chair. The Finance Committee reviews and assesses, and assists the Board in reviewing and assessing, budgets and financial plans, potential acquisitions, strategic investments, divestitures, financing and capital market activities related to XXII and its subsidiaries. The Finance Committee was formed by the Board on September 11, 2020 and met two (2) times during 2020.

The Finance Committee is responsible for (a) advising the Board on financial matters relating to: (1) budgets and financial plans, performance against budgets and financial plans, the sources and uses of cash; (2) transactions, including mergers, acquisitions and divestitures, as well as joint ventures and other equity investments; (3) the Company’s capital structure, including potential issuances of debt and equity securities, credit agreements and material changes thereto, and short-term investment policy; (4) dividends, stock splits, and stock repurchases; and Investor relations activities and (b) reviewing the adequacy of the Finance Committee charter on an annual basis.

Scientific Advisory Board

The Scientific Advisory Board consists of Ms. Sullivan and Messrs. Sanders, Fleet, O’Brien and Dr. Koganov with Dr. Koganov serving as chair. The Scientific Advisory Board provides advice and recommendations to the Board regarding Company scientific research, technology and innovation strategies and opportunities including potential partnerships and M&A as well as providing strategic advice to the Board regarding emerging science and technology issues and trends. The Scientific Advisory Board was formed by the Board on December 2, 2020 and met one (1) time during 2020.

Director Compensation

2020 Director Compensation

Our Director compensation philosophy is to appropriately compensate our independent directors for the time, expertise, effort, and knowledge required to serve as one of our directors and to appropriately align the interests of our directors with those of our long-term stockholders. From time to time, the Compensation Committee will retain an independent compensation consultant to conduct an assessment of our position versus the competitive market.  The Compensation Committee considers all factors relevant to KF’s independence prior to any engagement.

In March 2020, each of our independent non-employee directors received an equity award of restricted stock units (“RSUs”) under our omnibus incentive plan. The awards for Ms. Sullivan, Mr. Sanders, Mr. O’Brien, and Mr. Fleet were each valued at $85,301 (equaling 126,823 units) that vested one year from the date of grant. Dr. Koganov was awarded 50,000 restricted stock units, due to his partial year of service for 2020, that vested in March 2021. In addition, each independent non-employee director received cash amounts based on the following table below. Dr. Koganov’s 2020 compensation was prorated based on his partial year of service.

Compensation Type	Amount
Annual Cash Retainer	$60,000
Board Committee Chair Annual Retainer	$10,000
Board Committee Non-Chair Annual Retainer	$5,000
Chair of the Board Annual Retainer	$50,000

For 2020, Ms. Sullivan received a special one-time cash retainer of $350,000. This special one-time award was in recognition of Ms. Sullivan’s extraordinary efforts in connection with the Company’s transition to the new management team and due to the significant taxes due with respect to vesting of restricted stock.

The following amounts were earned by our directors during the year ended December 31, 2020:

		Fees		Restricted
		earned		Stock Unit
		or paid in	Option	Awards		All Other
Name	Year	cash	Awards	(1)		Compensation	Total
Richard M. Sanders	2020	$83,750	$—	$85,301		$—	$169,051
Nora B. Sullivan	2020	$483,750	$—	$85,301		$—	$569,051
Roger D. O'Brien	2020	$83,750	$—	$85,301		$—	$169,051
Clifford B. Fleet	2020	$66,250	$—	$85,301		$—	$151,551
Michael Koganov	2020	$35,000	$—	$36,345	(2)	$—	$71,345

(1)	Represents the grant date fair value computed in accordance with FASB ASC 718. The assumptions used for the restricted stock units is set forth in the notes to our financial statements included in our Annual Report on Form 10 K for the year ended December 31, 2020.
(2)	Represents a prorated restricted stock grant based on partial service in 2020.

From time to time, the Compensation Committee will review and recommend updates to our director compensation program to the Board for approval. In February 2021, the Compensation Committee retained Korn Ferry (“KF”) to conduct an independent assessment of our director compensation versus the competitive market and the “fit” of our compensation program to our pay philosophy.

To establish the competitive market for directors, KF identified a comparator group of 55 publicly traded companies in the United States and Canada within the biotechnology and pharmaceuticals industries with market capitalizations approximating $1 billion.

Based on the KF review, the Compensation Committee recommended, and the Board approved, the following changes to director compensation for 2021:

Compensation Type	Amount
Annual Cash Retainer	$75,000
Annual RSU Award	$135,000
Board Committee Chair Annual Retainer	$20,000
Board Committee Non-Chair Annual Retainer	$10,000
Chair of the Board Annual Retainer	$50,000

The Compensation Committee believes these changes position our director compensation more closely to the competitive market.

EXECUTIVE OFFICERS

Certain information regarding our current executive officers as of March 26, 2021 is provided below:

Name	Age	Position
James A. Mish	57	Chief Executive Officer
John Franzino	64	Chief Financial Officer
Michael J. Zercher	50	President and Chief Operating Officer

James A. Mish, Chief Executive Officer. Mr. Mish has served as our Chief Executive Officer since June 22, 2020. He has an outstanding track record of delivering profitable growth at both privately-held and publicly-traded science-driven companies with a focus on pharmaceutical and consumer products commercialization. Prior to joining 22nd Century, he served as President and Chief Executive Officer of Purisys, a synthetic cannabinoid API, ingredients and solutions provider to pharmaceutical and consumer products companies, and Noramco, a global leader in the production of controlled substances for the pharmaceutical industry. There, Mr. Mish led the private equity carve out of Noramco from Johnson & Johnson/Janssen Pharmaceuticals and spearheaded the subsequent creation and spinoff of Purisys from Noramco. Mr. Mish began his career at Pfizer in research and development before holding positions of increasing responsibility at several companies including as President of Ashland Specialty Ingredients - Consumer Specialties, a major division of Ashland Corporation, a premier, global specialty materials company serving customers in a wide range of consumer and industrial markets.

John Franzino, Chief Financial Officer. Mr. Franzino has served as our Chief Financial Officer since June 3, 2020. He has a successful track record of strategic financial leadership in high-growth, highly regulated, consumer-facing industries as well as not-for-profit higher education organizations. Most recently, Mr. Franzino served as Chief Financial Officer of the West Point Association of Graduates, which supports the U.S. Military Academy at West Point. Prior to his experience in higher education, Mr. Franzino served as Chief Financial Officer of Santa Fe Natural Tobacco Company, a subsidiary of Reynolds American, Inc., and as Chief Financial Officer of Labatt USA, a subsidiary of Anheuser-Busch. In both roles, he was responsible for the financial planning and control function as well as information systems and technology. Mr. Franzino is a certified public accountant and holds a Master of Business Administration from Fairleigh Dickinson University and a Bachelor of Arts degree from the University of Maine at Farmington.

Michael J. Zercher, President and Chief Operating Officer. Mr. Zercher has served as our President since December 13, 2019, and he has served as our Chief Operating Officer since June 10, 2019. He previously served as the Company’s Vice President of Business Development since September 2016. Mr. Zercher was previously the head of Santa Fe Natural Tobacco Company’s international business operations based in Santa Fe, New Mexico and Zurich, Switzerland from January 2003 to August 2009. Subsequently, Mr. Zercher was a self-employed consultant to entrepreneurs and high-growth businesses in the United States and Europe from September 2009 to September 2016 and the founder and owner of Santa Fe Hard Cider, LLC based in Santa Fe, New Mexico from December 2012 to September 2016. Mr. Zercher has more than twenty-five years of experience in the tobacco industry and other consumer packaged goods industries in general management, marketing, sales, operations and business development in the United States, Europe and Asia.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This compensation discussion and analysis describes the material elements of compensation awarded to, earned by, or paid to each of our named executive officers, whom we refer to as our “NEOs,” during 2020 and describes our policies and decisions made with respect to the information contained in the following tables, related footnotes and narrative for 2020. The NEOs are identified below in the table titled “Summary Compensation Table.” In this compensation discussion and analysis, we also describe various actions regarding NEO compensation taken before or after 2020 when we believe it enhances the understanding of our executive compensation program.

Overview of Our Executive Compensation Philosophy and Design

We believe that a skilled, experienced and dedicated management team is essential to the future performance of our Company and to building stockholder value. We have sought to establish competitive compensation programs that enable us to attract and retain executive officers with these qualities. The other objectives of our compensation programs for our executive officers are the following:

●	to motivate our executive officers to achieve and create stockholder value;
●	to attract and retain executive officers who we believe have the experience, temperament, talents, and convictions to contribute significantly to our future success; and
●	to align the economic interests of our executive officers with the interests of our stockholders.

Considering these objectives, we have sought to reward our NEOs for creating value for our stockholders and for loyalty and dedication to our Company.

Setting Executive Compensation

Our Compensation Committee has primary responsibility for, among other things, determining our compensation philosophy, evaluating the performance of our executive officers, setting the compensation and other benefits of our executive officers, overseeing the Company’s response to the outcome of the advisory votes of stockholders on executive compensation, assessing the relative enterprise risk of our compensation program and administering our incentive compensation plans.

Our Board of Directors, our Compensation Committee and our CEO each play a role in setting the compensation of our NEOs. Our Board of Directors appoints the members of our Compensation Committee and delegates to the Compensation Committee the direct responsibility for overseeing the design and administration of our executive compensation program. Our Board of Directors and our Compensation Committee value the opinions of our stockholders and are committed to ongoing engagement with our stockholders on executive compensation practices. The Compensation Committee specifically considers the results from the annual stockholder advisory vote on executive compensation. At the 2020 Annual Meeting of Stockholders, 62% of the votes cast on the stockholder advisory vote on executive compensation were in favor of our executive compensation.

Our Compensation Committee engaged the compensation consulting firm of Willis Towers Watson (formerly Towers Watson) in 2015 to provide broad executive compensation benchmarks based upon surveys of public and private companies which were similarly sized to us. Based upon these survey results, the Committee adopted a comprehensive executive compensation structure that it felt would best align the interests of our management with those of our stockholders. The Compensation Committee did not engage a compensation consultant in 2016,  2017 or 2019. However, the Committee engaged Willis Towers Watson in both 2018 and in 2020 to conduct a market analysis/survey of executive compensation trends at similar sized public companies.  In 2020, the market analysis used published surveys as the sources of market data (including surveys published by Culpepper, Willis Towers Watson and Mercer) that utilized survey data of for-profit companies with revenues under $500 million. Data from the Culpepper survey, which reflected public companies in the life sciences sector with revenues under $500 million, was emphasized for the three NEOs. To assure independence, the Compensation Committee pre-approves all other work unrelated to executive compensation proposed to be provided by Willis Towers Watson. The Compensation Committee also considered all factors relevant to the consultant’s independence from management when it was engaged, including but not limited to the following factors:

●	The provision of other services that the consultant provides to us;
●	The amount of fees received from us as a percentage of the consultant’s total revenue;
●	The consultant’s policies and procedures designed to prevent conflicts of interest;
●	Business or personal relationships of the consultant with our Compensation Committee members;
●	The amount of our stock owned by the consultant; and
●	Business or personal relationships of the consultant with our executive officers

Elements of Executive Compensation

The key elements of our compensation structure are:

●	Provide a base salary for each NEO based on the job description and scope of responsibilities of that position. Each position is assigned a target annual salary and range, with minimum and maximum salaries established for each position.
●	Provide annual discretionary cash incentive opportunities (bonuses) for each NEO. Annual incentive awards are based on a percentage of each position’s base salary and are tied to the achievement of several weighted, measurable objectives defined for that position in the relevant calendar year, as well as other discretionary considerations including the Company’s performance.
●	Provide long-term incentive pay opportunities which provide for continuity of key management personnel through grants of stock incentives that align our executives’ interests with those of our stockholders. These incentives are designed to vest over multiple years and are determined in dollar amounts as a multiple of each executive’s base salary.
●	Retirement and other benefits.

Base Salary

We pay our NEOs a base salary to compensate them for services rendered and to provide them with a steady source of income for living expenses throughout the year. We determine the base salary of each NEO based on the job description and scope of responsibilities of that position. Each position is assigned a target annual salary and range, with minimum and maximum salaries established for each position.

The fiscal 2021 base salaries for our NEOs, as well as the percentage increase from the fiscal 2020 base salaries, are as follows:

		Percentage Increase Over Fiscal
Name	Fiscal 2021 Base Salary	2020 Base Salary
James A. Mish (1)	$450,000	N/A
John Franzino (2)	$315,000	26%
Michael J. Zercher (3)	$366,100	N/A

(1)	Mr. Mish was appointed as the Chief Executive Officer of the Company on June 22, 2020 and was awarded an initial base salary for 2020 of $450,000. No base salary adjustments were made for 2021.
(2)	Mr. Franzino was appointed as the Chief Financial Officer of the Company on June 3, 2019 and was awarded an initial base salary for 2020 of $250,000. Mr. Franzino’s salary was increased to $315,000 based on compensation market studies performed by Willis Towers Watson.
(3)	Mr. Zercher will receive no base salary adjustments for 2021.

Incentive Compensation

For 2020, our incentive compensation program consisted of (i) a discretionary annual cash bonus opportunity and (ii) long-term equity incentive compensation consisting of equity awards in the form of restricted stock units and/or stock options. We award annual discretionary incentive awards (bonuses) for each NEO that are based on a percentage of each position’s base salary and are tied to the achievement of several weighted, measurable objectives defined for that position in the upcoming calendar year, as well as other discretionary considerations including Company performance. We also provide for a long-term incentive pay program which provides for continuity of key management personnel through grants of stock incentives. These incentives are designed to vest over multiple years and are determined in dollar amounts as a multiple of each executive’s base salary.

The annual discretionary cash bonus opportunity and the long-term equity incentive compensation for 2020 are discussed in detail below.

Annual Discretionary Cash Bonus Opportunity

The Compensation Committee has the authority to award discretionary annual cash bonuses to our NEOs. The cash bonuses are intended to compensate NEOs for individual performance achievements and for achieving important goals and objectives, including those set out in performance reviews from the prior year. In addition to individual performance, determination of a NEO’s achievements generally considers such factors as our overall financial performance and improving our operations. Bonus levels vary depending on the individual executive and are not formulaic, but instead are based upon an objective and subjective evaluation of performance and other circumstances.

The Compensation Committee recommended, and the Board of Directors unanimously approved, the award of discretionary cash bonuses in 2021 in recognition of work performance in 2020 as follows: $675,000 for Mr. Mish, $125,000 for Mr. Franzino, and $366,100 for Mr. Zercher. Each NEO has voluntarily elected to defer payout of such earned bonus amounts at this time. In March 2021, the Compensation Committee also recommended, and the Board of Directors unanimously approved, an additional one-time discretionary cash bonus of $272,000 to Mr. Zercher, which he has voluntarily elected to defer payout at this time.  We expect the officers to defer their respective cash bonuses until we receive approval from the Food and Drug Administration on a Modified Risk Tobacco Product application, although they are under no obligation to do so.

Long-Term Equity Incentive Compensation

Our Compensation Committee believes that equity awards enhance the alignment of the economic interests of our NEOs and the economic interest of our stockholders and provides our NEOs with incentives to remain in our employment. In 2020, we granted awards of restricted stock units to our NEOs to motivate and retain our NEOs while aligning their economic interest with our stockholders through potential long-term equity ownership.

For 2020, we awarded our NEOs with the following restricted stock units valued at $118,230 for Mr. Mish, $142,005 for Mr. Franzino, and $447,831 for Mr. Zercher—value was calculated based on the number of restricted stock units granted, multiplied by the Company’s stock price on the date of each respective grant. The restricted stock units vest over various time periods from the date of the grant, subject to continued employment with us.

The 2020 restricted stock unit (“RSU”) awards resulted in a total grant of the following number of shares to our NEOs (as described in more detail in the Grant of Plan-Based Awards section in this proxy statement) and vest subject to continued service with us.

Name	Restricted Stock Units (#)
James A. Mish	150,000
John Franzino	150,000
Michael J. Zercher	665,821

Retirement and Other Benefits

We are strongly committed to encouraging all employees to save for retirement. To provide employees with the opportunity to save for retirement on a tax-deferred basis, we sponsor a 401(k)-plan pursuant to which we make a safe harbor non-elective contribution of 3% of the employee’s annual compensation—subject to certain wage maximums. We also provide health and dental insurance, group-term life insurance, and long-term disability insurance to the employees. We do not maintain any pension or non-qualified deferred compensation plans.

Severance Arrangement

Effective May 29, 2020, Ms. Jentsch resigned as the Chief Financial Officer of the Company. In connection with the resignation, the Company and Ms. Jentsch agreed to severance benefits totaling $275,000, paid over a one year period, and reimbursement of health insurance premiums for one year. The compensation table below reflects 2020 salary and severance benefits.

Summary Compensation Table

The following table summarizes the compensation paid by the Company in each of the last two completed fiscal years for our NEOs:

					Stock		All Other
			Bonus	Option	Awards		Compensation
Name and Principal Position	Year	Salary	(1)	Awards	(2)		(4)	Total
James A. Mish Chief Executive Officer	2020	$241,093	$675,000	$—	$118,230		$8,760	$1,043,083
John Franzino Chief Financial Officer and Treasurer	2020	$158,213	$125,000	$—	$142,005		$10,030	$435,248
Michael J. Zercher	2020	$366,431	$366,100	$—	$447,831		$31,970	$1,212,332
President and Chief Operating Officer	2019	$290,569	$420,000	$—	$271,395		$25,327	$1,007,291
Andrea S. Jentsch	2020	$131,922	$—	$—	$106,626	(3)	$183,600	$422,148
Former Chief Financial Officer and Treasurer	2019	$88,654	$50,000	$—	$115,000		$7,532	$261,186

(1)	Each NEO has voluntarily elected to defer payout of such earned bonus amounts at this time.
(2)	Represents the grant date fair value computed in accordance with FASB ASC 718. The assumptions used for the restricted stock units is set forth in the notes to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.
(3)	Upon Ms. Jentsch’s resignation on May 29, 2020, all 2020 granted awards were forfeited.
(4)	All Other Compensation consists of the following:

				Employer
				Contributions
				to Company	All Other
		Fringe	Severance	401(k)	Compensation
Name	Year	Benefits *	Benefits**	Plan	Total
James A. Mish	2020	$8,760	$—	$—	$8,760
John Franzino	2020	$8,674	$—	$1,356	$10,030
Michael J. Zercher	2020	$23,824	$—	$8,146	$31,970
Andrea S. Jentsch	2020	$8,597	$170,084	$4,920	$183,600

*Includes Company paid premiums for health insurance, dental insurance, group-term life insurance, and long-term disability insurance.

**Includes cash severance benefits and reimbursed health insurance premiums.

Grant of Plan-Based Awards

As described above in the Compensation Discussion and Analysis, we granted restricted stock units to our NEOs in 2020. The following table sets forth information regarding all such awards:

			Restricted
			Stock Unit
			Awards:		Grant Date Fair Value
		Date of	Number of		Restricted Stock Units,
		Board	Shares of		Stock Awards and
Name	Grant Date	Action	Stock (#)		Option Awards ($) (6)
James A. Mish	6/22/2020	5/27/2020	150,000	(1)	$118,230
John Franzino	6/8/2020	6/8/2020	50,000	(2)	$47,985
	4/30/2020	4/30/2020	100,000	(3)	$94,020
Michael J. Zercher	3/16/2020	3/16/2020	665,821	(4)	$447,831
Andrea S. Jentsch	3/16/2020	3/16/2020	158,528	(5)	$106,626

(1)	Represents RSUs which vest in one year on June 22, 2021.
(2)	Represents RSUs which vest in equal annual increments over two years on June 8, 2021 and June 8, 2022.
(3)	Represents RSUs which vest in equal annual increments over two years on April 30, 2021 and April 30, 2022.

(4)	Represents RSUs which vest in equal annual increments over three years on March 16, 2021, 2022, and 2023. Mr. Zercher forfeited 215,821 of such RSUs that were scheduled to vest in 2023.
(5)	Ms. Jentsch was awarded 158,528 RSUs which vested in equal annual increments over three years on March 16, 2021, 2022, and 2023. Upon her resignation, all RSUs were forfeited.
(6)	Represents the grant fair value computed in accordance with FASB ASC 718. The assumptions used for the restricted stock units is set forth in the notes to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

Outstanding Equity Awards at December 31, 2020

						Equity Incentive
						Plan Awards:
						Market or
						Payout Value of
	Number of	Number of				Unearned
	Securities	Securities			Equity Incentive Plan	Shares,
	Underlying	Underlying			Awards: Number of	Restricted Stock
	Unexercised	Unexercised			Unearned Shares,	Units or Other
	Options	Options	Option	Option	Restricted Stock Units or	Rights That
	Exercisable	Unexercisable	Exercise	Expiration	Other Rights That Have	Have Not Vested
Name	(#)	(#)	Price	Date	Not Vested (#)	($) (6)
James A. Mish	—	—	—	—	150,000	$330,000	(1)
John Franzino	—	—	—	—	100,000	$220,000	(2)
	—	—	—	—	50,000	$110,000	(3)
Michael J. Zercher	650,000	—	$1.07	8/24/2026	—	—
	68,000	—	$1.39	5/4/2027	—	—
	51,916	25,959	$2.76	3/6/2028	—	—
	—	—	—	—	75,000	$165,000	(4)
	—	—	—	—	665,821	$1,464,806	(5)

(1)	Represents RSUs which vest in one year on June 22, 2021.
(2)	Represents RSUs which vest in equal annual increments over two years on April 30, 2021 and April 30, 2022.
(3)	Represents RSUs which vest in equal annual increments over two years on June 8, 2021 and June 8, 2022.
(4)	Represents RSUs which vest on December 13, 2021.
(5)	Represents RSUs which vest in equal annual increments over three years on March 16, 2021, 2022, and 2023. Mr. Zercher forfeited 215,821 of such RSUs that were scheduled to vest in 2023
(6)	The amounts in this column are based on the closing stock price of the Company’s common stock on December 31, 2020. These amounts do not reflect the actual amounts that may be realized.

Option Exercise and Stock Vested for Fiscal 2020

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired on	Realized on	Acquired on	Realized on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($)	(#)	($) (1)
Michael J. Zercher	—	$—	93,000	$203,820
Andrea S. Jentsch	—	$—	25,000	$24,250

(1)	The value realized on vesting is based on the closing stock price of the Company’s common stock on the date of vesting or date of exercise. The amount does not reflect the actual amount that may be realized.

Employment Agreements with Executive Officers

We have entered into employment agreements with each of our NEOs as follows:

James A. Mish. Pursuant to the employment agreement entered into between James A. Mish and the Company on May 22, 2020, Mr. Mish will earn an initial base salary of $450,000 and shall be eligible for future cash bonuses and awards of performance units as a percentage of base salary based on the achievement of performance targets to be established by the Company. As a one-time inducement, the Company agreed to an award of 150,000 RSUs, vesting on the one-year anniversary of the date of grant, subject to continued service.

If Mr. Mish’s employment is terminated by the Company without Cause or by such executive for Good Reason (as such terms are defined in the employment agreement), then he will be entitled to a severance benefit in the form of (i) a continuation of his then-base salary for a period ending on the earlier of 12 months or the remaining term of the employment agreement (plus continuing health care coverage during such period) and (ii) the payment of a pro-rated bonus award.

John Franzino. Pursuant to the employment agreement entered into between John Franzino and the Company dated April 8, 2020, Mr. Franzino earned an initial base salary of $250,000 (which has been increased to $315,000) and shall be eligible for future cash bonuses and equity awards. As a one-time inducement, the Company agreed to an award of 100,000 RSUs, with 50,000 RSUs vesting on the one-year anniversary of the date of grant and 50,000 RSUs vesting on the two-year anniversary of the grant date, subject to continued service.

If Mr. Franzino’s employment is terminated by the Company without Cause or by such executive for Good Reason (as such terms are defined in the employment agreement), then he will be entitled to a severance benefit in the form of (i) a continuation of his then-base salary for a period of 12 months and (ii) the payment of any earned but unpaid bonus award.

The employment agreement of Mr. Franzino also provides that in the event of a change in control (as defined in his employment agreement) of our Company, then during the three (3)-year period following such change in control if certain triggering events occur, such as if he is terminated other than for Cause (as defined in his employment agreement), death or disability, or if his responsibilities are diminished after the change in control as compared to his responsibilities prior to the change in control, or if his base salary or benefits are reduced, or he is required to relocate more than twenty-five (25) miles from his then current place of employment, then in any such events he will have the option, exercisable within ninety (90) days of the occurrence of such an event, to resign his employment with us, in which case he will be entitled to receive: (a) his base salary for twelve (12) months thereafter; and (b) the immediate vesting of all options and/or restricted stock grants previously granted or to be granted to him.

Michael J. Zercher. Mr. Zercher entered into an employment agreement with us as of September 9, 2019, which was effective as of June 10, 2019, for an initial term of three years that automatically renews on an annual basis thereafter unless terminated. If Mr. Zercher’s employment is terminated by the Company without Cause or by Mr. Zercher for Good Reason (as such terms are defined in his employment agreement), then Mr. Zercher will be entitled to a severance benefit in the form of a continuation of his then-base salary for twenty-four (24) months from the termination date as long as Mr. Zercher complies with restrictive covenants contained in his employment agreement.

The employment agreement of Mr. Zercher provides that in the event of a change in control (as defined in his employment agreement) of our Company, then during the three (3)-year period following such change in control if certain triggering events occur, such as if he is terminated other than for Cause (as defined in his employment agreement), death or disability, or if his responsibilities are diminished after the change in control as compared to his responsibilities prior to the change in control, or if his base salary or benefits are reduced, or he is required to relocate more than twenty-five (25) miles from his then current place of employment, then in any such events he will have the option, exercisable within ninety (90) days of the occurrence of such an event, to resign his employment with us, in which case he will be entitled to receive: (a) his base salary for twenty-four (24) months thereafter; and (b) the immediate vesting of all options and/or restricted stock grants previously granted or to be granted to him.

The employment agreement of Mr. Zercher also provides that during his employment by us and for a period of two (2) years after he ceases to be employed by us, the following non-compete covenants will apply: (i) he will not (except on behalf of us) provide or offer to provide any goods or services to any entity engaged in the United States in the making, offering, marketing, distributing and/or selling of products made from the tobacco (Nicotiana) plant or the cannabis plant (e.g., Cannabis indica, Cannabis sativa, etc.), and/or providing or offering to provide the same or substantially similar services to any customer or prospective customer, (ii) he will not interfere with our relationships with any customer, prospective customer, researcher, supplier, distributor, farmer and/or manufacturer, and (iii) he will not induce or attempt to induce any persons employed by us to leave their employment with us, nor hire or employ, or attempt to hire or employ, any persons employed by us, nor assist or facilitate in any way any other person or entity in the hiring of any persons employed by us; provided, however, that in recognition of Mr. Zercher’s experience in the tobacco industry as a prior employee of certain large tobacco companies, the employment agreement of Mr. Zercher provides that he may work for another tobacco company on products that are traditional combustible cigarettes and cigars, but which are not the same or substantially similar services of the Company with respect to very low nicotine or very high nicotine tobacco products.

Estimated Additional Compensation Triggered by Termination of Employment If Termination on the Last Business Day of 2020

The following table illustrates the additional compensation that we estimate would be payable to each of our NEOs on termination of employment under each of the circumstances described above, assuming the termination occurred on December 31, 2020. The amounts shown are estimates and do not necessarily reflect the actual amounts that these individuals would receive on termination of employment.

				Early
				Vesting
				of	Early
			Fringe	Restricted	Vesting
	Salary		Benefits	Stock	of Stock
Name	Multiple	Salary	(1)	Units (2)	Options (3)	Total
Termination by the Company Without Cause or by the Executive for Good Reason
James A. Mish	1x	$450,000	$21,024	$330,000	$—	$801,024
John Franzino	1x	$315,000	$14,870	$330,000	$—	$659,870
Michael J. Zercher	2x	$732,200	$21,024	$1,709,006	$—	$2,462,230
Death or Disability
James A. Mish	n/a	—	—	$330,000	$—	$330,000
John Franzino	n/a	—	—	$330,000	$—	$330,000
Michael J. Zercher	n/a	—	—	$1,709,006	$—	$1,709,006
Change of Control with Triggering Event
James A. Mish	1x	$450,000	$21,024	$330,000	$—	$801,024
John Franzino	1x	$315,000	$14,870	$330,000	$—	$659,870
Michael J. Zercher	2x	$732,200	$21,024	$1,709,006	$—	$2,462,230

(1)	Health and dental insurance payments and group-term life insurance and long-term disability insurance payments have been estimated based on current rates for a period or 12 months for Mr. Mish, Mr. Franzino, and Mr. Zercher.
(2)	The dollar amount is calculated based on the closing price of our common stock on December 31, 2020.
(3)	The dollar amount is calculated as the difference between the stock option exercise price versus the closing price of our common stock on December 31, 2020. On December 31, 2020, the exercise price of the outstanding options exceeded the closing price of our common stock.

Equity Plans

Equity Incentive Plan. On October 21, 2010, we established the 2010 Equity Incentive Plan (the “EIP”) for officers, employees, directors, consultants and advisors to the Company and its affiliates, consisting of 4,250,000 shares of common stock reserved for issuance under the EIP. The EIP has a term of ten years and is administered by our Board or a committee to be established by our Board, to determine the various types of incentive awards that may be granted to recipients under this plan, such as stock grants, stock options, stock appreciation rights, performance share awards, restricted stock and restricted stock units, and the number of shares of common stock to underlie each such award under the EIP. There are no additional shares of common stock available for issuance under the EIP.

22nd Century Group, Inc. 2014 Omnibus Incentive Plan. Our Board of Directors adopted, and our stockholders approved at our 2014 annual meeting of stockholders, the 22nd Century Group, Inc. 2014 Omnibus Incentive Plan (the “2014 Plan”). The 2014 Plan allows for the granting of equity and cash incentive awards to eligible individuals, including the issuance of shares of our common stock pursuant to awards under the 2014 Plan. The approval of the 2014 Plan in 2014 included the authorization of 5,000,000 shares of our common stock to underlie awards under the 2014 Plan. Our Board of Directors subsequently adopted, and our stockholders approved at our 2017 annual meeting of stockholders, an amendment to the 2014 Plan authorizing an additional 5,000,000 shares of our common stock to underlie awards under the 2014 Plan. Our Board of Directors later adopted, and our stockholders approved at our 2019 annual meeting of stockholders, a further amendment to the 2014 Plan authorizing another 5,000,000 shares of our common stock to underlie awards under the 2014 Plan. The 2014 Plan permits the grant of stock options (including incentive stock options), stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, annual cash incentives, long-term cash incentives, dividend equivalent units and other types of stock-based awards.  Assuming the adoption of the 22nd Century Group, Inc. 2021 Omnibus Incentive Plan, no further awards will be made under the 2014 Plan.

22nd Century Group, Inc. 2021 Omnibus Incentive Plan.  Our Board is seeking stockholder approval of the 22nd Century Group, Inc. 2021 Omnibus Incentive Plan (the “Plan”). We are seeking approval of the Plan primarily to authorize 5,000,000 shares of our common stock for issuance under the Plan to meet our compensation goals for current and future years. Our Board of Directors has adopted the Plan contingent on stockholder approval.  If the Plan is approved by our stockholders, it will allow for the granting of equity and cash incentive awards to eligible individuals and will authorize the issuance of up to a total of 5,000,000 shares of our common stock pursuant to awards under the Plan. Awards under the Plan are intended to support the creation of long-term value and business returns for our stockholders. We believe that the Plan strikes an appropriate balance between rewarding performance and limiting stockholder dilution, while providing our Company with the flexibility to meet changing compensation needs.

Compensation Policies and Practices and Risk Management

The Compensation Committee considers, in establishing and reviewing our compensation philosophy and programs, whether such programs encourage unnecessary or excessive risk taking. Base salaries are fixed in amount and consequently the Compensation Committee does not see them as encouraging risk taking. We also provide NEOs with equity awards to help further align their interests with those of our stockholders. The Compensation Committee believes that these awards do not encourage unnecessary or excessive risk taking since the awards are generally provided at the beginning of an employee’s tenure or at various intervals to award achievements or provide additional incentive to build long-term value and are subject to vesting schedules to help ensure that executives have significant value tied to our long-term corporate success and performance.

The Compensation Committee believes that our compensation philosophy and programs encourage employees to strive to achieve both short- and long-term goals that are important to our success and building stockholder’s value, without promoting unnecessary or excessive risk taking. The Compensation Committee has concluded that our compensation philosophy and practices are not reasonably likely to have a material adverse effect on us.

Compensation Committee Interlocks and Insider Participation

During the last fiscal year, no member of the Compensation Committee had a relationship with us that required disclosure under Item 404 of Regulation S-K. During the past fiscal year, none of our executive officers served as a member of the board of directors or Compensation Committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who served as members of our Board of Directors or our Compensation Committee. None of the members of our Compensation Committee is an officer or employee of our Company, nor have they ever been an officer or employee of our Company.

Compensation Committee Report

Our Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” contained in this proxy statement with management. Based on our Compensation Committee’s review and discussions with management, our Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Richard M. Sanders (Chair)

Nora B. Sullivan

Roger D. O’Brien

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our policy is to enter into transactions with related persons on terms that, on the whole, are no less favorable to us than those available from unaffiliated third parties. Our Board of Directors has adopted written policies and procedures regarding related person transaction. For purposes of these policies and procedures:

●	A “related person” means any of our directors, executive officers, nominees for director, holder of 5% or more of our common stock or any of their immediate family members; and
●	A “related person transaction” generally is a transaction (including any indebtedness or a guarantee of indebtedness) in which we were or are to be a participant and the amount involved exceeds $120,000 and in which a related person had or will have a direct or indirect material interest.

Each of our executive officers, directors or nominees for director is required to disclose to our Audit Committee certain information relating to related person transactions for review, approval or ratification by our Audit Committee. In making a determination about approval or ratification of a related person transaction, our Audit Committee will consider the information provided regarding the related person transaction and whether consummation of the transaction is believed by the committee to be in our best interests. Our Audit Committee may take into account the effect of a director’s related person transaction on the director’s status as in independent member of our Board of Directors and eligibility to serve on committees of our Board under SEC rules and the listing standards of the NYSE American. Any related person transaction must be disclosed to our full Board of Directors. There were no related party transactions in 2020 and 2019.

PROPOSAL NO. 2

ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

We are asking stockholders to approve an advisory resolution on the Company’s 2020 executive compensation as reported in this proxy statement.

We urge stockholders to read the "Executive Compensation" section beginning on page 12 of this proxy statement, as well as the Compensation Discussion and Analysis, the Summary Compensation Table and other related compensation tables and narrative in this proxy statement, which provide detailed information on the compensation of our NEOs.

In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution:

RESOLVED, that the stockholders of 22nd Century Group, Inc. (the “Company”) approve, on an advisory basis, the 2020 compensation of the Company’s named executive officers disclosed in the Executive Compensation section and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2021 Annual Meeting of Stockholders.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board of Directors. Although non-binding, the Board and Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program. Last year 62% of all votes cast at the Annual Meeting voted in for approval of the advisory resolution on executive compensation.

Our Board of Directors recommends a vote FOR the approval of the advisory resolution on executive compensation.

PROPOSAL NO. 3

APPROVAL OF THE 22nd CENTURY GROUP, INC.
2021 OMNIBUS INCENTIVE PLAN

Our Board is seeking stockholder approval of the 22nd Century Group, Inc. 2021 Omnibus Incentive Plan (the “Plan”). We are seeking approval of the Plan primarily to authorize 5,000,000 shares of our common stock for issuance under the Plan to meet our compensation goals for current and future years. Our Board of Directors has adopted the Plan contingent on stockholder approval.

If the Plan is approved by our stockholders, it will allow for the granting of equity and cash incentive awards to eligible individuals and will authorize the issuance of up to a total of 5,000,000 shares of our common stock pursuant to awards under the Plan. Awards under the Plan are intended to support the creation of long-term value and business returns for our stockholders. We believe that the Plan strikes an appropriate balance between rewarding performance and limiting stockholder dilution, while providing our Company with the flexibility to meet changing compensation needs.

Effect of Proposal on Existing Equity Compensation Plan

The 22nd Century Group, Inc. 2014 Omnibus Incentive Plan, as amended and restated (the “Existing Plan”), under which we may grant equity awards to employees or non-employee directors, had an aggregate of approximately 1,979,059 shares of our common stock available for future equity grants as of March 26, 2021. If our stockholders  approve the Plan, then the Existing Plan will terminate on the date of approval and no new awards will be granted under the Existing Plan. The shares available for future equity grants under the Existing Plan at that time will no longer be available for awards under the Existing Plan but will become available for awards under the Plan, All awards that we granted under the Existing Plan that are outstanding as of the date that stockholders approve the Plan will remain outstanding and will continue to be governed by the Existing Plan. As of March 26, 2021, there were 5,863,042 shares of our common stock subject to outstanding options and 3,483,608 shares of restricted stock or shares subject to restricted stock units or performance share units that had not vested or been earned under the Existing Plan. The options had a weighted average exercise or strike price of $1.60 and a weighted average term of 4.33 years.

If stockholders do not approve the Plan, then the Existing Plan will remain in effect in accordance with its terms. However, there will be insufficient shares available under the Existing Plan to make awards to recruit, retain and develop talent or to compensate our officers, employees or non-employee directors in the coming years. In this event, the Compensation Committee of our Board of Directors would be required to revise its compensation philosophy and devise other programs to attract, retain and compensate its management employees and non-employee directors.

Authorized Shares and Stock Price

Our amended and restated certificate of incorporation authorizes the issuance of 300,000,000 shares of common stock. There were 152,397,501 shares of common stock issued and outstanding as of March 26, 2021, and the market value of a share of common stock as of that date was $3.06.

To determine the number of shares of common stock to be authorized under the Plan, our Board of Directors considered the number of shares remaining available under the Existing Plan, the needs of our Company for shares, based on the current and expected future equity grant mix, and the potential dilution that awarding the requested shares may cause to existing stockholders.

Taking into consideration the factors described above, our Board of Directors determined that 5,000,000 shares should be authorized under the Plan. We estimate that the 5,000,000 shares that will be reserved for issuance under the Plan if the Plan is approved could result in a maximum potential dilution to our existing stockholders of approximately 3%, based on the 152,397,501 shares of common stock issued and outstanding as of March 26, 2021.

Because this proposal to approve the Plan does not contemplate the amount or timing of specific equity awards in the future, it is not possible to calculate with certainty the number of years of awards that will be available and the amount of subsequent dilution that may ultimately result from such awards.

Summary of the Terms of the Plan

The following is a summary of the material provisions of the Plan, a copy of which is attached hereto as Appendix A and incorporated by reference herein. This summary is qualified in its entirety by reference to the full and complete text of the Plan. Any inconsistencies between this summary and the text of the Plan will be governed by the text of the Plan.

Purpose and Effective Date

The two complementary purposes of the Plan are (1) to attract, retain, focus and motivate our executives and other selected employees, directors, consultants and advisors; and (2) to increase stockholder value.  The Plan was approved by our Board of Directors on March 31, 2021, contingent on approval by the Company’s stockholders.  The Plan will become effective upon receiving stockholder approval.

Administration and Eligibility

The Compensation Committee of our Board of Directors, or any successor committee with similar authority that the Board may appoint, which in either case consists of not less than two members of the Board who meet the  “non-employee director” requirements of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) (either referred to as the “Committee”) will administer the Plan and all awards (the “Administrator”). The Plan authorizes the Committee to interpret the provisions of the Plan and awards; prescribe, amend and rescind rules and regulations relating to the Plan; correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any award or any agreement covering an award; and make all other determinations necessary or advisable for the administration of the Plan, in each case in its sole discretion. The Board may also administer the Plan to the extent it retains authority and responsibility as administrator of the Plan.

To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Compensation Committee may delegate to one or more of our officers, any or all of their respective authority and responsibility as an administrator of the Plan. However, no such delegation is permitted with respect to stock-based awards made to any participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act or the liability provisions of Section 16(b) of the Exchange Act at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of non-employee directors.

The Administrator may designate any of the following as a participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of our Company or its affiliates; any individual who we or one of our affiliates has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its affiliates; or any director, including a non-employee director. Currently the persons eligible to participate in the Plan consist of approximately sixty-seven employees and five non-employee directors.

Types of Awards

The Plan permits the grant of stock options (including incentive stock options), stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, annual cash incentives, long-term cash incentives, dividend equivalent units and other types of stock-based awards. These award types are described in further detail below.

Stock Subject to the Plan and Award Limits

The Plan will provide that 5,000,000 shares of our common stock will be reserved for issuance under the Plan. The Plan will also provide that any shares of our common stock that are available for future awards under the Existing Plan when the Plan becomes effective will become available for issuance under the Plan. As of March 26, 2021, there were 1,979,059 shares of our common stock available for future awards under the Existing Plan. The Plan provides that up to 5,000,000 shares of our common stock may be issued upon the exercise of incentive stock options. Other award types authorized by the Plan include nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, annual cash incentives, long-term cash incentives, dividend equivalent units and other types of stock-based awards.

The number of shares reserved under the Plan will be depleted by the maximum number of shares, if any, that may be issuable under an award at the time of grant. In general, if an award granted under the Plan lapses, expires, terminates or is cancelled without the issuance of shares under the award, if it is determined during or at the conclusion of the term of an award that all or some portion of the shares under the award will not be issuable on the basis that the conditions for such issuance will not be satisfied, if shares are forfeited under an award or if shares are issued under any award and we reacquire them pursuant to rights reserved upon the issuance of the shares, then such shares will again be available for issuance under the Plan, except that shares reacquired pursuant to reserved rights may not be issued pursuant to incentive stock options. Shares not issued or delivered as a result of the net settlement of an outstanding option or stock appreciation right, shares tendered in payment of the exercise price of an option, shares withheld to satisfy tax withholding obligations and shares purchased by us using proceeds from option exercises may not be re-credited to the reserve.

If, after the termination of the Existing Plan, any shares subject to awards granted under the Existing Plan would be re-credited to the Existing Plan’s reserve if such plans was still in effect (but applying the provisions concerning share recycling of the Plan and the Existing Plan’s limits on re-crediting), then those shares will be available for the purpose of granting awards under the Plan, thereby increasing the reserve.

The maximum number of shares subject to options granted during a single fiscal year to any non-employee director shall not exceed 150,000, and the maximum number of shares subject to restricted stock units granted during a single fiscal year to any non-employee director shall not exceed 150,000. The Board of Directors may make exceptions to these limits for a non-executive chair of the Board of Directors or, in extraordinary circumstances, for other individual non-employee directors, as the Board of Directors may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

Options

The Administrator will generally determine all terms and conditions of each option. However, the grant date may not be any day prior to the date that the Administrator approves the grant, the exercise price may not be less than the fair market value of the shares subject to the option as determined on the date of grant (other than in the case of an option that is not an incentive stock option and that complies with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”)) and the option must terminate no later than ten years after the date of grant. Unless restricted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of options may be made (1) by delivery of cash or other of our shares or other securities having a then fair market value equal to the purchase price of such shares; (2) by delivery to us or our designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares and deliver the sale or margin loan proceeds directly to us to pay for the exercise price; (3) by surrendering the right to receive shares otherwise deliverable to the participant upon exercise of the award having a fair market value at the time of exercise equal to the total exercise price; or (4) by any combination of (1), (2) and/or (3). Except to the extent otherwise set forth in an award agreement, a participant will have no rights as a holder of our common stock as a result of the grant of an option until the option is exercised, the exercise price and applicable withholding taxes are paid and the shares subject to the option are issued thereunder.

Stock Appreciation Rights

The Administrator will generally determine all terms and conditions of each stock appreciation right. A stock appreciation right is the right of a participant to receive cash in an amount, and/or common stock with a fair market value, equal to the appreciation of the fair market value of a share of our common stock during a specified period of time. However, the grant date may not be any day prior to the date that the Administrator approves the grant, the grant price may not be less than the fair market value of the shares subject to the stock appreciation right as determined on the date of grant (unless the stock appreciation right complies with Code Section 409A) and the stock appreciation right must terminate no later than ten years after the date of grant.

Performance and Stock Awards

The Administrator will generally determine all terms and conditions of each award of shares, restricted stock, restricted stock units, performance shares or performance units. Restricted stock means shares of our common stock that are subject to a risk of forfeiture, restrictions on transfer or both a risk of forfeiture and restrictions on transfer. Restricted stock unit means the right to receive a payment equal to the fair market value of one share of our common stock. Performance share means the right to receive shares of our common stock, including restricted stock, to the extent performance goals are achieved. Performance unit means the right to receive a payment valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of our common stock, to the extent performance goals are achieved. The terms and conditions that the Administrator will determine include the length of the vesting and/or performance period.

Incentive Awards

The Administrator has the authority to grant annual and long-term incentive awards. An incentive awards is the right to receive a cash payment to the extent performance goals are achieved. The Administrator will determine all of the terms and conditions of each incentive award, including the performance goals, the performance period, the potential amount payable and the timing of payment, provided that the Administrator must require that payment of all or any portion of the amount subject to the award is contingent on the achievement of one or more performance goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the goals are deemed achieved upon a participant’s death, disability or retirement, or such other circumstances as the Administrator may specify. For long-term incentive awards, the performance period must relate to a period of more than one fiscal year.

Dividend Equivalents and Dividends

The Administrator has the authority to grant dividend equivalent units in connection with awards other than options, stock appreciation rights or other stock rights within the meaning of Code Section 409A. A dividend equivalent unit is the right to receive a payment, in cash or shares of common stock, equal to the cash dividends or other distributions that we pay with respect to a share of our common stock. No dividend equivalent unit granted in tandem with another award may provide for payment prior to the time such award vests or is earned, as applicable.  An award of restricted stock may include a right to dividends, provided that any dividends will either, at the Administrator’s discretion, be automatically reinvested as additional shares of restricted stock subject to the same vesting provisions as the original restricted stock or be paid out in cash at the same time and only to the same extent the restricted stock vests or is earned.

Other Stock-Based Awards

The Administrator may grant to participants other types of awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, shares of our common stock, either alone or in addition to or in conjunction with other awards, and payable in shares or cash. Subject to the limits of the Plan, an award may include the issuance of shares of unrestricted common stock, which may be awarded in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, or upon the attainment of performance goals or otherwise, or rights to acquire our common stock from us. The Administrator will generally determine all terms and conditions of the award, except that any award that provides for purchase rights must be priced at 100% of fair market value on the date of the award.

Minimum Vesting and Discretion to Accelerate

All awards granted under the Plan that may be settled in shares must have a minimum vesting period of one year from the date of grant, although that minimum vesting period will not apply to awards with respect to up to 5% of the total number of shares reserved under the Plan.  For purposes of awards granted to non-employee directors, “one year” may mean the period of time from one annual stockholders meeting to the next annual stockholders meeting as long as the period of time is not less than 50 weeks. The Administrator may accelerate the vesting of an award or deem an award to be earned, in whole or in part, in the event of a participant’s death, disability, retirement, or termination without cause, as provided in the Plan’s provisions concerning a change of control or upon any other event as determined by the Administrator in its sole and absolute discretion.

Performance Goals

For purposes of the Plan, performance goals means any goals the Administrator establishes.  Performance goals may, without limitation, relate to one or more of the following with respect to us or any one or more of our subsidiaries, affiliates or other business units: net sales; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; fair market value of shares; basic earnings per share; diluted earnings per share; return on stockholder equity; return on average equity; return on average total capital employed; return on net assets employed before interest and taxes; economic value added; return on year-end equity; capital; cost of capital; cost of equity; cost of debt; taxes; market share; operating ratios; productivity measurements; revenue to budget compliance; net income to budget compliance; return on total awards reinvestment; net free cash flow; new sales; divisional profitability; customer satisfaction measurements; production quotas; project criteria or a combination of the foregoing.

As to each performance goal, unless otherwise determined by the Administrator at any time, the relevant measurement of performance will be computed in accordance with generally accepted accounting principles to the extent applicable.  The Administrator may, at the time of establishing the performance goals, exclude the effects of (1) extraordinary, unusual and/or non-recurring items of gain or loss, (2) gains or losses on the disposition of a business, (3) changes in tax or accounting regulations or laws, or (4) the effect of a merger or acquisition. Performance goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers, averages and/or percentages) in the particular criterion or achievement in relation to a peer group or other index. The performance goals also may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). In addition, the Administrator may establish other performance goals and provide for other exclusions or adjustments not listed in the Plan.

Effect of Termination of Employment or Service on Awards

The Administrator will have the discretion to determine, at the time an award is made to a participant or any time thereafter, the effect of the participant’s termination of employment or service with us or our affiliates on the award.

Transferability of Awards

Awards under the Plan generally will be nontransferable except (a) as otherwise determined by the Compensation Committee; (b) by will or the laws of descent and distribution; and (c) to the spouse, children, or grandchildren of a participant, or to trusts or partnerships for their benefit, under certain circumstances.

Adjustments

Under the terms of the Plan, if any of the following occurs:

●	We are involved in a merger or other transaction in which our common stock is changed or exchanged;
●	We subdivide or combine our common stock or declare a dividend payable in our common stock, other securities or other property;
●	We effect a cash dividend, the amount of which, on a per share basis, exceeds 10% of the fair market value of a share of our common stock at the time the dividend is declared, or we effect any other dividend or other distribution on our common stock in the form of cash, or a repurchase of shares of our common stock, that our Board of Directors determines is special or extraordinary in nature or that is in connection with a transaction that we characterize publicly as a recapitalization or reorganization involving our common stock; or
●	Any other event occurs, which, in the judgment of our Board of Directors or Compensation Committee necessitates an adjustment to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the Plan;

then the Administrator will, in a manner it deems equitable to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the Plan and subject to certain provisions of the Code, adjust the number and type of shares of our common stock subject to the Plan and which may, after the event, be made the subject of awards; the number and type of shares of our common stock subject to outstanding awards; the grant, purchase or exercise price with respect to any award; and performance goals of an award.

No such adjustments may be authorized in the case of incentive stock options to the extent that such authority would cause the Plan to violate Code Section 422(b).

Without limitation, if there is a reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a change of control (other than any such transaction in which we are the continuing corporation and in which the outstanding shares are not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute for each share then subject to an award and the shares subject to the Plan the number and kind of shares of stock, other securities, cash or other property to which holders of our common stock will be entitled in respect of each share pursuant to the transaction.

In the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the shares (including a reverse stock split), if no action is taken by the Administrator, the adjustments described above will automatically be made.

In connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under the Plan.

Change of Control

Unless otherwise provided in an applicable employment, retention, change of control, severance, award or similar agreement, in the event of a change of control, the successor or purchaser in the change of control transaction may assume an award or provide a substitute award with similar terms and conditions and preserving the same benefits as the award it is replacing. If the awards are not so assumed or replaced, then unless otherwise determined by the board of directors prior to the date of the change of control, immediately prior to the date of the change of control:

●	each stock option or stock appreciation right that is then held by a participant who is employed by or in the service of us or one of our affiliates will become fully vested, and all stock options and stock appreciation rights will be cancelled in exchange for a cash payment equal to the excess of the change of control price (as determined by the administrator) of the shares of common stock covered by the stock option or stock appreciation right over the purchase or grant price of such shares of common stock under the award;
●	restricted stock, restricted stock units and share awards that are not vested will vest;
●	each holder of a performance share and/or performance unit that has been earned but not yet paid will receive cash equal to the value of the performance share and/or performance unit, and each performance share and/or performance unit for which the performance period has not expired will be cancelled in exchange for a cash payment equal to the value of the performance shares and/or performance units that would have been earned if the performance goals (as measured at the time of the change of control) were to continue to be achieved at the same rate through the end of the performance period, or if higher, assuming the target performance goals had been met at the time of such change of control, multiplied by a percentage based on the portion of the performance period that has elapsed as of the date of the change of control;
●	all incentive awards that are earned but not yet paid will be paid, and all incentive awards that are not yet earned will be cancelled in exchange for a cash payment equal to the amount that would have been due if the performance goals (measured at the time of the change of control) continued to be achieved through the end of the performance period at the higher of the then-current trend or target, multiplied by a percentage based on the portion of the performance period that has elapsed as of the date of the change of control;
●	all dividend equivalent units that are not vested will vest and be paid in cash; and
●	all other awards that are not vested will vest, and if an amount is payable under such vested award, then such amount will be paid in cash based on the value of the award.

The terms of any awards that are subject to Code Section 409A will govern the treatment of such awards upon a change of control to the extent required for such awards to remain compliant with Code Section 409A, as applicable.

“Change of control” under the Plan means the occurrence of any one of the following:

●	Any person (other than an employee benefit plan of our Company or of any subsidiary and fiduciaries and certain other parties related to any of these plans) becomes the beneficial owner of our securities representing 35% or more of the combined voting power of our then outstanding securities;
●	We are merged or consolidated with any other corporation or other entity, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent more than 65% of the combined voting power of our voting securities or the voting securities of such surviving entity outstanding immediately after such merger or consolidation, or we engage in a merger or consolidation effected to implement a recapitalization of our Company (or similar transaction) in which no person acquires 35% or more of the combined voting power of our then outstanding securities. Notwithstanding the foregoing, a merger or consolidation involving our Company will not be considered a change of control if we are the surviving corporation and shares are not converted into or exchanged for stock or securities of any other corporation, cash or any other thing of value, unless persons who beneficially owned shares outstanding immediately prior to such transaction own beneficially less than a majority of our outstanding voting securities immediately following the merger or consolidation;
●	We or any of our affiliates sell, assign or otherwise transfer assets in a transaction or series of related transactions, if the aggregate market value of the assets so transferred exceeds 35% of our consolidated book value, determined by us in accordance with generally accepted accounting principles, measured at the time at which such transaction occurs or the first of such series of related transactions occurs; provided, however, that such a transfer effected pursuant to a spin-off or split-up where our stockholders retain ownership of the transferred assets proportionate to their pro rata ownership interest in our Company will not be a change of control;
●	We dissolve and liquidate substantially all of our assets; or
●	At any time when the “continuing directors” cease to constitute a majority of our Board of Directors. For this purpose, a “continuing director” means the individuals who, at the effective date of the Plan, constitute the Board and any new directors (other than directors designated by a person who has entered into an agreement with us to effect a change of control transaction) whose appointment to the Board or nomination for election by our stockholders was approved by a vote of at least two-thirds of the then-serving continuing directors.

 If an award is considered deferred compensation subject to the provisions of Code Section 409A, then the Administrator may include an amended definition of “change of control” in the award agreement issued with respect to such award as necessary to comply with, or as necessary to permit a deferral under, Code Section 409A.

The Plan does not provide for a “gross-up” for any excise taxes imposed on golden parachute payments under Code Section 4999. Rather, except to the extent the participant has in effect an employment or similar agreement with us or any affiliate or is subject to a policy that provides for a more favorable result to the participant, if any payments or benefits paid by us pursuant to the Plan would cause some or all of such payments or benefits in conjunction with any other payments or benefits in connection with a change of control to be subject to the tax imposed by Code Section 4999, then these payments will either be cut back to a level below the amount triggering the tax or be delivered in full, whichever will provide the greater after-tax benefit to the participant.

Termination and Amendment

The Plan will expire on the tenth anniversary of its effective date, subject to the Board’s right to terminate the Plan at any time. In addition, the Board or the Administrator may amend the Plan at any time, except:

●	Our Board of Directors must approve any amendment to the Plan if we determine such approval is required by prior action of the Board, applicable corporate law or any other applicable law;
●	Stockholders must approve any amendment to the Plan if we determine that such approval is required by Section 16 of the Exchange Act, the listing requirements of any principal securities exchange or market on which our common stock is then traded, or any other applicable law; and

Stockholders must approve any amendment to the Plan that materially increases the number of shares of common stock reserved under the Plan, that would materially expand the group of individuals eligible to become participants or that diminishes the provisions prohibiting repricing or backdating stock options and stock appreciation rights.

The Administrator generally may modify, amend or cancel any award or waive any restrictions or conditions applicable to any award or the exercise of the award. Any modification or amendment that materially diminishes the rights of the participant or any other person who may have an interest in the award, or that cancels any award, will be effective only if agreed to by that participant or other person. The Administrator does not need to obtain participant or other interested party consent, however, for the adjustment or cancellation of an award pursuant to the adjustment provisions of the Plan or the modification of an award to the extent deemed necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which our common stock is then traded, to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any award for us, or to the extent the Administrator determines that the action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person(s) with an interest in the award.

The authority of the Administrator to terminate or modify the Plan or awards will extend beyond the termination date of the Plan. In addition, termination of the Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

Cancellation, Disgorgement and Recoupment of Awards

The Compensation Committee may cancel an award or require a participant to return to us any compensation received under an award in certain circumstances, such as if the participant is terminated for cause or breaches any restrictive covenants, such as a non-compete, with us. In addition, all awards will be subject to any recoupment or clawback policy that we adopt from time to time.

Repricing Prohibited

Neither the Administrator nor any other person may: (1) amend the terms of outstanding stock options or stock appreciation rights to reduce the exercise price of such outstanding stock options or stock appreciation rights; (2) cancel outstanding stock options or stock appreciation rights in exchange for stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights; or (3) cancel outstanding stock options or stock appreciation rights with an exercise price above the current share price in exchange for cash or other securities.

Backdating Prohibited

The Administrator may not grant a stock option or stock appreciation right with a grant date that is effective prior to the date the Administrator takes action to approve such award.

Foreign Participation

To assure the viability of awards granted to participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using the Plan in a foreign country will not affect the terms of the Plan for any other country.

Certain Federal Income Tax Consequences

The following summarizes certain federal income tax consequences relating to the Plan. The summary is based upon the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Stock Options

The grant of a stock option under the Plan will create no income tax consequences to us or to the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of our common stock at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Upon the participant’s subsequent disposition of the shares of our common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of our common stock on the exercise date).

In general, a participant will recognize no income or gain as a result of the exercise of an incentive stock option, except that the alternative minimum tax may apply. Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of our common stock acquired pursuant to the exercise of an incentive stock option and we will not be allowed a deduction. If the participant fails to hold the shares of our common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of the gain realized on the disposition and the excess of the fair market value of the shares of our common stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

 Stock Appreciation Rights

The grant of a stock appreciation right under the Plan will create no income tax consequences to us or to the recipient. A participant who is granted a stock appreciation right will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of our common stock at such time over the grant price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. If the stock appreciation right is settled in shares of our common stock, upon the participant’s subsequent disposition of such shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of our common stock on the exercise date).

Restricted Stock

Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made under the Plan, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of our common stock on the date the restrictions lapse). Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to claim a credit for the tax previously paid. In addition, we would then be required to include as ordinary income the amount of any deduction it originally claimed with respect to such shares.

Restricted Stock Units

A participant will not recognize income and we will not be entitled to a deduction at the time an award of a restricted stock unit is made under the Plan. Upon the participant’s receipt of shares (or cash) at the end of the restriction period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If the restricted stock units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Shares

The grant of performance shares will create no income tax consequences for us or the participant. Upon the participant’s receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. In addition, the participant will recognize ordinary compensation income equal to the dividend equivalents paid on performance shares prior to or at the end of the performance period. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes income. Upon the participant’s subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Units

The grant of a performance unit will create no income tax consequences to us or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Incentive Awards

A participant who is paid an incentive award will recognize ordinary income equal to the amount of cash paid, and we will generally be entitled to a corresponding income tax deduction.

Dividend Equivalent Units

A participant who is paid a dividend equivalent with respect to an award will recognize ordinary income equal to the value of cash or common stock paid, and we will be entitled to a corresponding deduction in the same amount and at the same time.

Section 162(m) Limit on Deductibility of Compensation

Section 162(m) of the Code limits the deduction we can take for compensation, including compensation arising from awards under the Plan, paid to covered employees to $1,000,000 per person per year.  The covered employees for any fiscal year generally include any employee (i) who served as our chief executive officer or chief financial officer at any point during the fiscal year, (ii) whose compensation was otherwise required to be included in our proxy statement by reason of being among our three highest compensated officers for the fiscal year, or (iii) who was a covered employee for any preceding fiscal year beginning after December 31, 2016.  The American Rescue Plan Act of 2021 will, for taxable years beginning after December 31, 2026, include as covered employees an additional five employees who are among the most highly compensated.

 Code Sections 409A and 280G

Awards under the Plan may constitute, or provide for, a deferral of compensation under Section 409A of the Code. If the requirements of Code Section 409A are not complied with, then holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax and, potentially, interest and penalties. The Plan is intended to permit compliance with Code Section 409A and the Department of Treasury regulations and other interpretive guidance that may be issued pursuant to Code Section 409A. To the extent that we determine that any award granted under the Plan is subject to Code Section 409A, the award agreement evidencing such award is expected generally to incorporate the terms and conditions required by Code Section 409A. The Plan and any applicable awards may be modified to exempt the awards from Code Section 409A or comply with the requirements of Code Section 409A.

Code Sections 280G and 4999 may limit our income tax deduction and impose an excise tax on golden parachute payments to participants in the event there is a change of control of our Company. The Plan does not provide for a “gross-up” for any excise taxes imposed on golden parachute payments under Code Section 4999. Rather, except to the extent the participant has in effect an employment or similar agreement with us or any affiliate or is subject to a policy that provides for a more favorable result to the participant, if any payments or benefits paid by us pursuant to the Plan would cause some or all of such payments or benefits in conjunction with any other payments or benefits in connection with a change of control to be subject to the tax imposed by Code Section 4999, then these payments will either be cut back to a level below the amount triggering the tax or be delivered in full, whichever will provide the greater after-tax benefit to the participant. Accordingly, some or all of the amount which would otherwise be deductible may not be deductible with respect to benefits under the Plan that are contingent on or otherwise provided in connection with a change of control of our Company.

New Plan Benefits

The awards that may be granted under the Plan in the future to the executive officers or non-employee directors named in this proxy statement or to other officers, non-employee directors, employees, or other persons cannot be determined at this time. Our Board of Directors, along with management, will make such determinations from time to time

Equity Compensation Plan Information

The following table summarizes the number of shares of common stock to be issued upon exercise of outstanding options and vesting of restricted stock units under the Existing Plan and our prior 2010 Equity Incentive Plan, the weighted-average exercise price of such stock options, and the number of securities available to be issued under the Existing Plan as of December 31, 2020:

	Number of securities to		remaining available for
	be issued upon exercise		issuance under equity
	of outstanding options,	Weighted average	compensation plans
	and restricted stock	exercise price of	(excluding securities
	units,	outstanding options	reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	9,519,247	$1.50	3,987,167

Equity compensation plans not approved by security holders	—	N/A	—

Total	9,519,247	—	3,987,167	(1)

(1)	Consists of shares available for award under the 2014 Omnibus Incentive Plan. No future awards are available under the 2010 Equity Incentive Plan.

Our Board of Directors recommends a vote FOR the approval of the 22nd Century Group, Inc. 2021 Omnibus Incentive Plan.

PROPOSAL NO. 4

THE RATIFICATION OF THE APPOINTMENT OF FREED MAXICK CPAs, P.C. AS

THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR

FISCAL YEAR 2021

The Audit Committee has appointed Freed Maxick CPAs, P.C. (“Freed”) as our independent registered certified public accounting firm for the fiscal year 2021 and has further directed that the selection of Freed be submitted to a vote of stockholders at the annual meeting for ratification.

In selecting Freed to be our independent registered public accounting firm for 2021, our Audit Committee considered the results from its review of Freed’s independence, including (i) all relationships between Freed and our Company and any disclosed relationships or services that may impact Freed’s objectivity and independence; (ii) Freed’s performance and qualification as an independent registered public accounting firm; and (iii) the fact that the Freed engagement audit partner is rotated on a regular basis as required by applicable laws and regulations.

Our Audit Committee charter does not require that our stockholders ratify the selection of Freed as our independent registered public accounting firm. We are doing so because we believe it is a matter of good corporate governance practice. If our stockholders do not ratify the selection, our Audit Committee may reconsider whether to retain Freed, but still may retain the firm. Even if the selection is ratified, our Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

Representatives of Freed are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Our Board of Directors recommends a vote FOR the ratification of the appointment of Freed Maxick CPAs, P.C. as our independent registered certified public accounting firm for the year 2021.

If the appointment is not ratified, our Audit Committee will consider whether it should select another independent registered certified public accounting firm.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

The following table shows the fees billed to us for the audits and other services provided by for the fiscal years ended December 31, 2020 and 2019, respectively.

	2020	2019
Audit fees	$244,640	$265,000
Audit-related fees	5,000	1,000
Tax fees	—	—
All other fees	—	—
	$249,640	$266,000

Audit Fees consist of the aggregate fees billed for professional services rendered for the audit of our consolidated annual financial statements and the quarterly reviews of financial statements and for any other services that are normally provided by our independent registered public accountants in connection with our statutory and regulatory filings or engagements.

The Audit Related Fees included services rendered in connection with the filing of registration statements during 2020 and 2019.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services

The Audit Committee, in accordance with its charter, must pre-approve all non-audit services provided by our independent registered public accountants. The Audit Committee generally pre-approves specified series in the defined categories of audit services, audit related services and tax services up to specified amounts. Pre-approval may also be given as part of our Audit Committee’s approval of the scope of the engagement of the independent registered public accountants or on an individual, explicit case-by-case basis before the independent auditor is engaged to provide each service.

The Audit Committee has considered whether the provision of the services not related to the audit of the financial statements acknowledged in the table above was compatible with maintaining the independence of Freed and is of the opinion that the provision of these services was compatible with maintaining Freed’s independence.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements with management, which has represented that the financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee discussed with management the quality and acceptability of the accounting principles employed, including all critical accounting policies used in the preparation of the financial statements and related notes, the reasonableness of judgments made, and the clarity of the disclosures included in the statements.

The Audit Committee also reviewed our consolidated financial statements for fiscal 2020 with Freed, our independent public accounting firm for fiscal 2020, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Board of Directors has discussed with Freed the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

The Audit Committee has received the written disclosures and the letter from Freed mandated by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Board of Directors concerning independence and has discussed with Freed its independence and has considered whether the provision of non-audit services provided by Freed is compatible with maintaining Freed’s independence.

Based on the reviews and discussions referred to above, the Board of Directors recommended that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the Securities and Exchange Commission. The Board of Directors has selected Freed as our independent auditor for 2021.

This report is submitted by the members of the Audit Committee of the Board of Directors:

Nora B. Sullivan (Chair)
Richard M. Sanders
Roger D. O’Brien

STOCKHOLDER PROPOSALS FOR THE 2022 MEETING

Our amended and restated bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder.

Stockholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2022 must be received by us no later than December 6, 2021. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC.

Notice to us of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our secretary. To be timely, a stockholder’s notice must be delivered to the secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING TO BE HELD ON MAY 20, 2021

This proxy statement and our 2020 Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC, are available at www.xxiicentury.com/investors/sec-filings. For information or assistance regarding how to access the virtual annual meeting, please contact Mei Kuo (Director, Communications & Investor Relations) at (716) 300-1221 or through www.xxiicentury.com/contact.

OTHER MATTERS

The Board knows of no matter to be brought before the annual meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the annual meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

APPENDIX A

22nd CENTURY GROUP, INC.

2021 OMNIBUS INCENTIVE PLAN

1.          Purpose, Effective Date, Effect on Prior Plan and Definitions.

(a)          Purpose. This 22nd Century Group, Inc. 2021 Omnibus Incentive Plan has two complementary purposes: (i) to attract, retain, focus and motivate executives and other selected employees, directors, consultants and advisors and (ii) to increase stockholder value. The Plan will accomplish these objectives by offering participants the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock or receive other incentive compensation on the terms that this Plan provides.

(b)          Effective Date. This Plan will become effective on May 20, 2021 (the “Effective Date”), provided that Company’s stockholders approve the Plan at the annual meeting of stockholders held on such date.

(c)          Effect on Prior Plan. Upon the Effective Date, the 22nd Century Group, Inc. 2014 Omnibus Incentive, as amended and restated (the “Prior Plan”) shall terminate, and no new awards may be granted thereunder after the Effective Date, although awards previously granted under the Prior Plan and still outstanding, will continue to be subject to all terms and conditions of the Prior Plan.

(d)          Definitions. Capitalized terms used and not otherwise defined in various sections of the Plan have the meanings given in Section 18.

2.           Administration.

(a)          Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan and all Awards, including but not limited to the authority to: (i) interpret the provisions of this Plan and any Award Agreement; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.

Notwithstanding any provision of the Plan to the contrary, the Administrator shall have the discretion to grant an Award with any vesting condition, any vesting period or any performance period if the Award is granted to a newly hired or promoted Participant, or accelerate or shorten the vesting or performance period of an Award, in connection with a Participant’s death, Disability, retirement or termination by the Company or an Affiliate without Cause or a Change of Control.

(b)          Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board or to one or more officers of the Company, or the Committee may delegate to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee or one or more officers to the extent of such delegation.

(c)          No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 2(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, with respect to this Plan or any Award to the maximum extent that the law and the Company’s by-laws permit.

3.            Eligibility. The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; or any Director, including a Non-Employee Director. The Administrator’s granting of an Award to a Participant will not require the Administrator to grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.

4.          Types of Awards; Assistance to Participants.

(a)          Grants of Awards. Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary (that qualifies under Code Section 422) may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 14(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity).

(b)          Assistance. On such terms and conditions as shall be approved by the Administrator, the Company or any Subsidiary may directly or indirectly lend money to any Participant or other person to accomplish the purposes of the Plan, including to assist such Participant or other person to acquire Shares upon the exercise of Options, provided that such lending is not permitted to the extent it would violate terms of the Sarbanes-Oxley Act of 2002 or any other law, regulation or other requirement applicable to the Company or any Subsidiary.

5.          Shares Reserved under this Plan.

(a)          Plan Reserve. Subject to adjustment as provided in Section 16, an aggregate of 5,000,000 Shares, plus the number of Shares available for issuance under the Prior Plan that had not been made subject to outstanding awards as of the Effective Date, plus the number of Shares described in Section 5(c), are reserved for issuance under this Plan. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock. The aggregate number of Shares reserved under this Section 5(a) shall be depleted by the maximum number of Shares, if any, that may be issuable under an Award as determined at the time of grant. Notwithstanding the foregoing, no more than 5,000,000 Shares may be issued upon the exercise of incentive stock options. For purposes of determining the aggregate number of Shares reserved for issuance under this Plan, any fractional Share shall be rounded to the next highest full Share.

(b)          Replenishment of Shares Under this Plan. If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis) or is settled in cash, (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award or (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan’s reserve pursuant to clause (iv) may not be issued pursuant to incentive stock options.  Notwithstanding the foregoing, in no event shall the following Shares be recredited to this Plan’s reserve: Shares tendered in payment of or withheld to satisfy the exercise price of an Option or as a result of the net settlement of an outstanding Stock Appreciation Right (subject to compliance with applicable law); Shares withheld to satisfy federal, state or local tax withholding obligations (including in connection with the exercise or net settlement of an outstanding Stock Appreciation Right); and Shares purchased by the Company (subject to compliance with applicable law) using proceeds from Option exercises.

(c)          Addition of Shares from Prior Plan.  After the Effective Date, if any Shares subject to awards granted under the Prior Plan would become available to be re-credited to the Prior Plan’s reserve if such plan was still in effect

(but applying the provisions of subsection (b) above and the Prior Plan’s limits on re-crediting), then those Shares will be available for the purpose of granting Awards under this Plan, thereby increasing the reserve.

(d)           Award Limits. The maximum number of Shares subject to Options granted during a single fiscal year to any Non-Employee Director shall not exceed 150,000, and the maximum number of Shares subject to Restricted Stock Units granted during a single fiscal year to any Non-Employee Director shall not exceed 150,000.  The Board may make exceptions to these limits for a non-executive chair of the Board or, in extraordinary circumstances, for other individual Non-Employee Directors, as the Board may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation.

6.            Options. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may not be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant (other than in the case of an Option that is not an incentive stock option and that complies with Code Section 409A); (e) the terms and conditions of vesting and exercise; and (f) the term, except that an Option must terminate no later than ten (10) years after the date of grant. In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. Except to the extent the Administrator determines otherwise, a Participant may exercise an Option in whole or part after the right to exercise the Option has accrued, provided that any partial exercise must be for one hundred (100) Shares or multiples thereof. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure. Unless restricted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options made be made by (w) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (x) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (y) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (z) by any combination of (w), (x) and/or (y). Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.

7.            Stock Appreciation Rights. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (a) whether the SAR is granted independently of an Option or relates to an Option; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares to which the SAR relates; (d) the grant price, provided that the grant price shall not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant (unless such SAR complies with Code Section 409A); (e) the terms and conditions of exercise or maturity, including vesting; (f) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (g) whether the SAR will be settled in cash, Shares or a combination thereof. If an SAR is granted in relation to an Option, then unless otherwise determined by the Administrator, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.

8.            Performance and Stock Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more

Performance Goals must be achieved during such period as the Administrator specifies; (c) whether the restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse, and all or a portion of the Performance Goals subject to an Award shall be deemed achieved, upon a Participant’s death, Disability or retirement; (d) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (e) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (f) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or a combination thereof.

9.            Annual Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or retirement, or such other circumstances as the Administrator may specify.

10.          Long-Term Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Long-Term Incentive Award, including but not limited to the Performance Goals, performance period (which must be more than one year), the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or retirement, or such other circumstances as the Administrator may specify.

11.          Dividend Equivalent Units; Dividends. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether: (a) such Award will be granted in tandem with another Award; (b) payment of the Award will be made concurrently with dividend payments or credited to an account for the Participant which provides for the deferral of such amounts until a stated time; (c) the Award will be settled in cash or Shares; and (d) as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; provided that Dividend Equivalent Units may not be granted in connection with an Option, Stock Appreciation Right or other “stock right” within the meaning of Code Section 409A; and provided further that no Dividend Equivalent Unit granted in tandem with another Award shall provide for payment prior to the date such Award vests or is earned, as applicable.  An Award of Restricted Stock may include a right to receive dividends with respect to such Restricted Stock; provided that any dividends payable with respect to such Restricted Stock will either, at the discretion of the Administrator, (i) be automatically reinvested as additional shares of Restricted Stock that will be subject to the same terms and conditions, including terms concerning vesting and forfeiture, as the original grant of Restricted Stock, or (ii) be paid out in cash at the same time and only to the same extent that the related Restricted Stock vests or is earned.

12.          Other Stock-Based Awards. Subject to the terms of this Plan, the Administrator may grant to Participants other types of Awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, Shares, either alone or in addition to or in conjunction with other Awards, and payable in Stock or cash. Without limitation except as provided herein (and subject to the limitations of Section 14(e)), such Award may include the issuance of shares of unrestricted Stock, which may be awarded in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, or upon the attainment of Performance Goals or otherwise, or rights to acquire Stock from the Company. The Administrator shall determine all terms and conditions of the Award, including but not limited to, the time or times at which such Awards shall be made, and the number of Shares to be granted pursuant to such Awards or to which such Award shall relate; provided that any Award that provides for purchase rights shall be priced at 100% of Fair Market Value on the date of the Award.

13.          Minimum Vesting Period; Discretion to Acceleration Vesting; Restrictions on Transfer, Encumbrance and Disposition.

(a)Minimum Vesting Period. All Awards granted under the Plan that may be settled in Shares must have a minimum vesting period of one (1) year from the date of grant, provided that such minimum vesting period will not apply to Awards with respect to up to five percent (5%) of the total number of Shares reserved pursuant to Section 5.  For purposes of Awards granted to Non-Employee Directors, “one year” may mean the period of time from one annual stockholders meeting to the next annual stockholders meeting, provided that such period of time is not less than fifty (50) weeks.

(b)Discretion to Accelerate. Notwithstanding Section 13(a), the Administrator may accelerate the vesting of an Award or deem an Award to be earned, in whole or in part, in the event of (i) a Participant’s death, disability, retirement, or termination without Cause, (ii) as provided in Section 16(c) or (iii) upon any other event as determined by the Administrator in its sole and absolute discretion.

(c)Restrictions on Transfer, Encumbrance and Disposition.  No Award granted under this Plan may be sold, assigned, mortgaged, pledged, exchanged, hypothecated or otherwise transferred, or encumbered or disposed of, by a Participant other than by will or the laws of descent and distribution, and during the lifetime of the Participant such Awards may be exercised only by the Participant or the Participant’s legal representative or by the permitted transferee of such Participant as hereinafter provided (or by the legal representative of such permitted transferee). Notwithstanding the foregoing, a Participant may transfer an Award if permitted by the Administrator. Subsequent transfers of transferred Awards are prohibited except transfers otherwise made in accordance with this Section 13(c). Any attempted transfer not permitted by this Section 13(c) shall be null and void and have no legal effect. The restrictions set forth in this Section 13(c), and any risk of forfeiture applicable to an Award, shall be enforceable against any transferee of an Award.

14.          Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a)          Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 14(b), this Plan will terminate on the tenth (10th) anniversary of the Effective Date.

(b)          Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i)          the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law, or (C) any other applicable law;

(ii)         stockholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and

(iii)        stockholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 5(except as permitted by Section 16), (B) an amendment that would materially expand the group of individuals that may become Participants, or (C) an amendment that would diminish the protections afforded by Section 14(e).

If the Administrator takes any action under this Plan that is not, at the time of such action, authorized by this Plan, but that could be authorized by this Plan as amended by the Administrator, the Administrator action will be deemed to constitute an amendment to this Plan to authorize such action to the extent permissible under applicable law and the requirements of any principal securities exchange or market on which the Shares are then traded

(c)          Amendment, Modification, Cancellation and Disgorgement of Awards.

(i)          Except as provided in Section 14(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award, or waive any restrictions or conditions applicable to any Award or the exercise of the Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of the Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in the Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 16 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

(ii)         Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for termination, or a breach of any Award agreement or any other agreement between the Participant and the Company or an Affiliate concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

(iii)        Any Awards granted pursuant to this Plan, and any Stock issued, or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.

(d)          Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 14 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e)          Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 16, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.

(f)          Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 14(b)(ii).

(g)          Code Section 409A. The provisions of Code Section 409A are incorporated herein by reference to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

15.          Taxes.

(a)          Withholding. In the event the Company or one of its Affiliates is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment, settlement of, or other event with respect to, an Award or disposition of any Shares acquired under an Award, the Company or its Affiliate may deduct (or require an Affiliate to deduct) from any cash payments of any kind otherwise due the Participant, or with the consent of the Administrator, Shares otherwise deliverable or vesting under an Award, to satisfy such tax or other obligations. Alternatively, the Company or its Affiliate may require such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, then, unless restricted by the Administrator and subject to such procedures as the Administrator may specify, a Participant may satisfy all or a portion of the Federal, state and local withholding tax obligations arising in connection with such Award by electing to (i) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares; provided that the amount to be withheld in Shares may not exceed the total maximum statutory tax rates associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires. In any case, the Company and its Affiliates may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

(b)          No Guarantee of Tax Treatment. Notwithstanding any provisions of the Plan, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

(c)          Participant Responsibilities. If a Participant shall dispose of Shares acquired through exercise of an incentive stock option within either (i) two (2) years after the date the Option is granted or (ii) one (1) year after the date the Option is exercised (i.e., in a disqualifying disposition), such Participant shall notify the Company within seven (7) days of the date of such disqualifying disposition. In addition, if a Participant elects, under Code Section 83, to be taxed at the time an Award of Restricted Stock (or other property subject to such Code section) is made, rather than at the time the Award vests, such Participant shall notify the Company within seven (7) days of the date the Participant makes such an election.

16.          Adjustment Provisions; Change of Control.

(a)          Adjustment of Shares. If: (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a stockholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust as applicable: (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Section 5) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) the Performance Goals of an Award. However, in each case, with respect to

Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

For the avoidance of doubt, the grant of an Award shall not affect in any way the right or power of the Company or any of its Affiliates to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s or such Affiliate’s capital structure or business, or any merger, consolidation or business combination of the Company or such Affiliate, or any issuance or modification of any term, condition, or covenant of any bond, debenture, debt, preferred stock or other instrument ahead of or affecting the Stock or the rights of the holders of Stock, or the dissolution or liquidation of the Company or any Affiliate, or any sale or transfer of all or any part of its assets or business or any other Company or Affiliate action or proceeding, whether of a similar character or otherwise.

(b)          Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

(c)          Change of Control. To the extent a Participant has in effect an employment, retention, change of control, severance or similar agreement with the Company or any Affiliate that discusses the effect of a Change of Control on the Participant’s Awards, such agreement shall control. In all other cases, unless provided otherwise in an Award agreement or by the Administrator prior to the date of the Change of Control, in the event of a Change of Control:

(i)          If the purchaser, successor or surviving entity (or parent thereof) so agrees, some or all outstanding Awards shall be assumed, or replaced with the same type of award with similar terms and conditions, by the purchaser, successor or surviving entity (or parent thereof) in the Change of Control transaction. If applicable, each Award which is assumed by the purchaser, successor or surviving entity (or parent thereof) shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised, vested or earned immediately prior to such Change of Control, and other appropriate adjustments in the terms and conditions of the Award shall be made. Upon the Participant’s termination of employment by the successor or surviving entity without Cause, or by the Participant for Good Reason, in either case within twenty-four (24) months following the Change of Control, all of the Participant’s Awards that are in effect as of the date of such termination shall be vested in full or deemed earned in full (assuming the maximum performance goals provided under such Award were met, if applicable) effective on the date of such termination.

(ii)         To the extent the purchaser, successor or surviving entity (or parent thereof) in the Change of Control transaction does not assume the Awards or issue replacement awards as provided in clause (i), then immediately prior to the date of the Change of Control:

(A)         Each Option or SAR that is then held by a Participant who is employed by or in the service of the Company or an Affiliate shall become immediately and fully vested, and, unless otherwise determined by the Board or Committee, all Options and SARs shall be cancelled on the date of the Change of Control in exchange for a cash payment equal to the excess of the Change of Control price of the Shares covered by the Option or SAR that is so cancelled over the purchase or grant price of such Shares under the Award (for no payment, if there is no such excess);

(B)         Restricted Stock, Restricted Stock Units and Shares that are not then vested shall vest;

(C)         all Performance Shares and/or Performance Units that are earned but not yet paid shall be paid in cash in an amount equal to the value of the Performance Share and/or Performance Unit, and all Performance Shares and Performance Units for which the performance period has not expired shall be cancelled in exchange for a cash payment equal to the product of: (1) the value of the Performance Shares and/or Performance Units that would have been earned if the Performance Goals (as measured at the time of the Change of Control) were to continue to be achieved at the same rate through the end of the performance period, or if higher, assuming the target Performance Goals had been met at the time of such Change of Control; and (2) a fraction, the numerator of which is the number of whole months that have elapsed from the beginning of the performance period to which the Award is subject to the date of the Change of Control and the denominator of which is the number of whole months in the performance period;

(D)         all Annual and Long-Term Incentive Awards that are earned but not yet paid shall be paid, and all Annual and Long-Term Incentive Awards that are not yet earned shall be cancelled in exchange for a cash payment in an amount determined by taking the product of: (1) the amount that would have been due under such Award(s) if the Performance Goals (as measured at the time of the Change of Control) were to continue to be achieved at the same rate through the end of the performance period, or if higher, assuming the target Performance Goals had been met at the time of such Change of Control; and (2) a fraction, the numerator of which is the number of whole months that have elapsed from the beginning of the performance period to which the Award is subject to the date of the Change of Control and the denominator of which is the number of whole months in the performance period; and

(E)         all Dividend Equivalent Units that are not vested shall vest and be paid in cash, and all other Awards that are not vested shall vest and if an amount is payable under such vested Award, such amount shall be paid in cash based on the value of the Award.

If the value of an Award is based on the Fair Market Value of a Share, Fair Market Value shall be deemed to mean the per share Change of Control Price. The Administrator shall determine the per share Change of Control Price paid or deemed paid in the Change of Control transaction. Notwithstanding anything to the contrary in this Section 16(c), the terms of any Awards that are subject to Code Section 409A shall govern the treatment of such Awards upon a Change of Control, and the terms of this Section 16(c) shall not apply, to the extent required for such Awards to remain compliant with Code Section 409A, as applicable.

(d)          Application of Limits on Payments.

(i)          Determination of Cap or Payment. Except to the extent the Participant has in effect an employment or similar agreement with the Company or any Affiliate or is subject to a policy that provides for a more favorable result to the Participant upon a Change of Control, if any payments or benefits paid by the Company pursuant to this Plan, including any accelerated vesting or similar provisions (“Plan Payments”), would cause some or all of the Plan Payments in conjunction with any other payments made to or benefits received by a Participant in connection with a Change of Control (such payments or benefits, together with the Plan Payments, the “Total Payments”) to be subject to the tax (“Excise Tax”) imposed by Code Section 4999 but for this Section 16(d), then, notwithstanding any other provision of this Plan to the contrary, the Total Payments shall be delivered either (A) in full or (B) in an amount such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be One Dollar ($1.00) less than the maximum amount that the Participant may receive without being subject to the Excise Tax, whichever of (A) or (B) results in the receipt by the Participant of the greatest benefit on an after-tax basis (taking into account applicable federal, state and local income taxes and the Excise Tax).

(ii)         Procedures.

(A)         If a Participant or the Company believes that a payment or benefit due the Participant will result in some or all of the Total Payments being subject to the Excise Tax, then the Company, at its expense, shall obtain the opinion (which need not be unqualified) of nationally recognized tax counsel (“National Tax Counsel”) selected by the Company (which may be regular outside counsel to the Company), which opinion sets forth (1) the amount of the Base Period Income (as defined below), (2) the amount and present value of the Total Payments, (3) the amount and present value of any excess parachute payments determined without regard to any reduction of Total Payments pursuant to Section 6(a)(ii), and (4) the net after-tax proceeds to the Participant, taking into account applicable federal, state and local income taxes and the Excise Tax if (x) the Total Payments were delivered in accordance with Section 16(d)(i)(A) or (y) the Total Payments were delivered in accordance with Section 16(d)(i)(B). The opinion of National Tax Counsel shall be addressed to the Company and the Participant and shall be binding upon the Company and the Participant. If such National Tax Counsel opinion determines that Section 16(d)(i)(B) applies, then the Plan Payments or any other payment or benefit determined by such counsel to be includable in the Total Payments shall be reduced or eliminated so that under the bases of calculations set forth in such opinion there will be no excess parachute payment. In such event, payments or benefits included in the Total Payments shall be reduced or eliminated by applying the following principles, in order: (1) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (2) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (3) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Code Section 409A, then the reduction shall be made pro rata among the payments or benefits included in the Total Payments (on the basis of the relative present value of the parachute payments).

(B)         For purposes of this Section 16: (1) the terms “excess parachute payment” and “parachute payments” shall have the meanings given in Code Section 280G and such “parachute payments” shall be valued as provided therein; (2) present value shall be calculated in accordance with Code Section 280G(d)(4); (3) the term “Base Period Income” means an amount equal to the Participant’s “annualized includible compensation for the base period” as defined in Code Section 280G(d)(1); (4) for purposes of the opinion of National Tax Counsel, the value of any noncash benefits or any deferred payment or benefit shall be determined by the Company’s independent auditors in accordance with the principles of Code Sections 280G(d)(3) and (4); and (5) the Participant shall be deemed to pay federal income tax and employment taxes at the highest marginal rate of federal income and employment taxation, and state and local income taxes at the highest marginal rate of taxation in the state or locality of the Participant’s domicile, net of the maximum reduction in federal income taxes that may be obtained from the deduction of such state and local taxes.

(C)         If National Tax Counsel so requests in connection with the opinion required by this Section 16(d)(ii), the Company shall obtain, at the Company’s expense, and the National Tax Counsel may rely on, the advice of a firm of recognized executive compensation consultants as to the reasonableness of any item of compensation to be received by the Participant solely with respect to its status under Code Section 280G.

(D)         The Company agrees to bear all costs associated with, and to indemnify and hold harmless the National Tax Counsel from, any and all claims, damages and expenses resulting from or relating to its determinations pursuant to this Section 16, except for claims, damages or expenses resulting from the gross negligence or willful misconduct of such firm.

(E)         This Section 16 shall be amended to comply with any amendment or successor provision to Code Section 280G or Code Section 4999. If such provisions are repealed without successor, then this Section 16 shall be cancelled without further effect.

17.          Miscellaneous.

(a)          Other Terms and Conditions. The Administrator may provide in any Award agreement such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan.

(b)          Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Administrator, for purposes of the Plan and all Awards, the following rules shall apply:

(i)          a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(ii)         a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii)        a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv)        a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.

(c)          No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Administrator may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(d)          Unfunded Plan; Awards Not Includable for Benefits Purposes. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the

Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.

(e)          Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

(f)          Governing Law; Venue. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of New York, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in (i) a court sitting in the State of New York, and (ii) a “bench” trial, and any party to such action or proceeding shall agree to waive its right to a jury trial.

(g)          Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(h)          Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(i)          Severability. If any provision of this Plan or any award agreement or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (b) would disqualify this Plan, any award agreement or any Award under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, Award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such Award agreement and such Award will remain in full force and effect.

18.          Definitions. Capitalized terms used in this Plan or any Award agreement have the following meanings, unless the Award agreement otherwise provides:

(a)          “Administrator” means the Committee; provided that, to the extent the Board has retained authority and responsibility as an Administrator of the Plan, the term “Administrator” shall also mean the Board or, to the extent the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more officers of the Company as permitted by Section 2(b), the term “Administrator” shall also mean such officer or officers.

(b)          “Affiliate” shall have the meaning given in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or Stock Appreciation Right may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.

(c)          “Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Restricted Stock, Restricted Stock Units, Shares, an Annual Incentive Award, a Long-Term Incentive Award, Dividend Equivalent Units or any other type of award permitted under the Plan.

(d)          “Board” means the Board of Directors of the Company.

(e)          “Cause” means any of the following as determined by the Company: (i) with respect to Participants other than Non-Employee Directors, the definition set forth in any employment or similar agreement between the Company or its Affiliates and the Participant or, if no such definition exists, (A) the failure of the Participant to perform or observe any of the material terms or provisions of any written agreement between the Participant and the Company or its Affiliates or, if no written agreement exists, the gross dereliction of the Participant’s duties (for reasons other than the Participant’s Disability) with respect to the Company or its Affiliates; (B) the failure of the Participant to comply fully with the lawful directives of the Board or the board of directors of an Affiliate of the Company, as applicable, or the officers or supervisory employees to whom the Participant reports; (C) the Participant’s dishonesty, misconduct, misappropriation of funds, or disloyalty or disparagement of the Company, any of its Affiliates or its management or employees; or (D) other proper cause determined in good faith by the Administrator; or (ii) with respect to Non-Employee Directors, (A) fraud or intentional misrepresentation; (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its Affiliates; or (C) any other gross or willful misconduct as determined by the Committee, in its sole and conclusive discretion.

(f)          “Change of Control” means the first to occur of the following with respect to the Company or any upstream holding company (which, for purposes of this definition, shall be included in references to “the Company”):

(i)          Any “Person,” as that term is defined in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the “Beneficial Owner” (as that term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding securities; or

(ii)         The Company is merged or consolidated with any other corporation or other entity, other than: (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than sixty-five percent (65%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (B) the Company engages in a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “Person” (as defined above) acquires thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding securities. Notwithstanding the foregoing, a merger or consolidation involving the Company shall not be considered a “Change of Control” if the Company is the surviving corporation and shares of the Stock are not converted into or exchanged for stock or securities of any other corporation, cash or any other thing of value, unless persons who beneficially owned shares of the Stock outstanding immediately prior to such transaction own beneficially less than a majority of the outstanding voting securities of the Company immediately following the merger or consolidation;

(iii)        The Company or any Affiliate sells, assigns or otherwise transfers assets in a transaction or series of related transactions, if the aggregate market value of the assets so sold, assigned or otherwise transferred exceeds thirty-five percent (35%) of the Company’s consolidated book value, determined by the Company in accordance with generally accepted accounting principles, measured at the time at which such transaction occurs or the first of such series of related transactions occurs; provided that such a transfer effected pursuant to a spin-off or split-up where stockholders of the Company retain ownership of the transferred assets proportionate to their pro rata ownership interest in the Company shall not be deemed a “Change of Control”;

(iv)        The Company dissolves and liquidates substantially all of its assets; or

(v)         At any time after the Effective Date when the “Continuing Directors” cease to constitute a majority of the Board. For this purpose, a “Continuing Director” shall mean: (A) the individuals who, at the Effective Date, constitute the Board; and (B) any new Directors (other than Directors designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (ii), or (iii) of this definition) whose appointment to the Board or nomination for election by Company stockholders was approved by a vote of at least two-thirds of the then-serving Continuing Directors.

If an Award is considered deferred compensation subject to the provisions of Code Section 409A, then the Administrator may include an amended definition of “Change of Control” in the Award agreement issued with respect to such Award as necessary to comply with, or as necessary to permit a deferral under, Code Section 409A.

(g)          “Change of Control Price” means the highest of the following: (i) the Fair Market Value of the Shares, as determined on the date of the Change of Control; (ii) the highest price per Share paid in the Change of Control transaction; or (iii) the Fair Market Value of the Shares, calculated on the date of surrender of the relevant Award in accordance with Section 16(c), but this clause (iii) shall not apply if in the Change of Control transaction, or pursuant to an agreement to which the Company is a party governing the Change of Control transaction, all of the Shares are purchased for and/or converted into the right to receive a current payment of cash and no other securities or other property.

(h)          “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(i)          “Committee” means the Compensation Committee of the Board, or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of Non-Employee Directors (not fewer than two (2)) within the meaning of Rule 16b-3 promulgated under the Exchange Act.

(j)          “Company” means 22nd Century Group, Inc., a Nevada corporation, or any successor thereto.

(k)          “Director” means a member of the Board; and “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.

(l)          "Disability" means disability as defined in the Company’s long-term disability plan covering exempt salaried employees, except as otherwise determined by the Administrator and set forth in an Award agreement. The Administrator shall make the determination of Disability and may request such evidence of disability as it reasonably determines.

(m)          “Dividend Equivalent Unit” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other distributions paid with respect to a Share as described in Section 11.

(n)          “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(o)          “Fair Market Value” means, per Share on a particular date, the last sales price on such date on the national securities exchange on which the Stock is then traded, as reported in The Wall Street Journal, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange. If the Shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on the particular date, or on the last preceding date on which there was a sale of Shares on that market, will be used. If the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Administrator, in its discretion, will be used. If an actual sale of a Share occurs on the market, then the Company may consider the sale price to be the Fair Market Value of such Share.

(p)          “Good Reason" means, except as otherwise determined by the Administrator and set forth in an Award agreement:

(i)          any breach by the Company of any employment or similar agreement between the Company (including, for purposes of this definition of Good Reason, any successor to the Company in a Change of Control) and the Participant, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith that the Company remedies promptly after receipt of notice thereof given by the Participant;

(ii)         any reduction in the Participant’s base salary, percentage of base salary available as incentive compensation or bonus opportunity or benefits, in each case relative to those most favorable to the Participant in effect at any time during the 180-day period prior to the Change of Control or, to the extent more favorable to the Participant, those in effect at any time after the Change of Control;

(iii)        the removal of the Participant from, or any failure to reelect or reappoint the Participant to, any of the positions held with the Company on the date of the Change of Control or any other positions with the Company to which the Participant shall thereafter be elected, appointed or assigned, except in the event that such removal or failure to reelect or reappoint relates to the termination by the Company of the Participant’s employment for Cause or by reason of Disability;

(iv)        a good faith determination by the Participant that there has been a material adverse change, without the Participant’s written consent, in the Participant’s working conditions or status with the Company relative to the most favorable working conditions or status in effect during the 180-day period prior to the Change of Control or, to the extent more favorable to the Participant, those in effect at any time after the Change of Control, including but not limited to (A) a significant change in the nature or scope of the Participant’s authority, powers, functions, duties or responsibilities, or (B) a significant reduction in the level of support services, staff, secretarial and other assistance, office space and accoutrements, but in each case excluding for this purpose an isolated, insubstantial and inadvertent event not occurring in bad faith that the Company remedies within ten (10) days after receipt of notice thereof given by the Participant;

(v)         the relocation of the Participant’s principal place of employment to a location more than 50 miles from the Participant’s principal place of employment on the date 180 days prior to the Change of Control;

(vi)        the Company requires the Participant to travel on Company business 20% in excess of the average number of days per month the Participant was required to travel during the 180-day period prior to the Change of Control; or

(vii)       failure by the Company to obtain an agreement from any purchaser, assignee or transferee of substantially all of the Company’s business and assets, or the survivor in a merger, consolidation or combination with the Company, to expressly assume and agree to perform from and after the date of such assignment all of the terms, conditions and provisions imposed by an employment or similar agreement between the Participant and the Company.

A Participant’s termination shall not be considered to have occurred for “Good Reason” unless (A) within ninety (90) days following the occurrence of one of the events listed above the Participant provides written notice to the Company setting forth the specific event constituting Good Reason, (B) the Company fails to remedy the event constituting Good Reason within thirty (30) days following its receipt of the Participant’s notice, and (C) the Participant actually terminates his or her employment with the Company and its Affiliates within thirty (30) days following the end of the Company’s remedy period.

(q)          “Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved (or other requirements are met), and shall include “Annual Incentive Awards” as described in Section 9 and “Long-Term Incentive Awards” as described in Section 10.

(r)          “Option” means the right to purchase Shares at a stated price for a specified period of time.

(s)          “Participant” means an individual selected by the Administrator to receive an Award.

(t)          “Performance Goals” means any objective or subjective goals the Administrator establishes with respect to an Award.  Performance Goals may include, but are not limited to, goals that relate to one or more of the following with respect to the Company or any one or more of its Subsidiaries, Affiliates or other business units: net sales; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; Fair Market Value of Shares; basic earnings per share; diluted earnings per share; return on stockholder equity; return on average equity; return on average total capital employed; return on net assets employed before interest and taxes; economic value added; return on year-end equity; capital; cost of capital; cost of equity; cost of debt; taxes; market share; operating ratios; productivity measurements; revenue to budget compliance; net income to budget compliance; return on total awards reinvestment; net free cash flow; new sales; divisional profitability; customer satisfaction measurements; production quotas; project criteria or a combination of the foregoing. As to each Performance Goal, the relevant measurement of performance shall, unless otherwise determined by the Administrator at any time, be computed in accordance with generally accepted accounting principles, if applicable; provided that, the Administrator may, at the time of establishing the Performance Goal(s), exclude the effects of (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition. In addition, the Administrator may appropriately adjust any evaluation of performance under a Performance Goal to exclude any of the following events that occurs during a performance period: (i) litigation, claims, judgments or settlements; (ii) the effects of changes in other laws or regulations affecting reported results; and (iii) accruals of any amounts for payment under this Plan or any other compensation arrangements maintained by the Company. Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers, averages and/or percentages) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). In addition, the Administrator may establish other Performance Goals and provide for other exclusions or adjustments not listed in this Plan.

(u)          “Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved (or other requirements are met) as described in Section 8.

(v)         “Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (or other requirements are met) as described in Section 8.

(w)          “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, or any group of Persons acting in concert that would be considered “persons acting as a group” within the meaning of Treas. Reg. § 1.409A-3(i)(5).

(x)          “Plan” means this 22nd Century Group, Inc. 2021 Omnibus Incentive Plan, as it may be amended from time to time.

(y)          “Restricted Stock” means a Share that is subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, as described in Section 8.

(z)          “Restricted Stock Unit” means the right to receive a cash payment and/or Shares equal to the Fair Market Value of one Share that is subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, as described in Section 8.

(aa)         “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(bb)         “Share” means a share of Stock.

(cc)         “Stock” means the Common Stock, par value $0.00001 per share, of the Company.

(dd)         “Stock Appreciation Right” or “SAR” means the right to receive cash, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(ee)         “Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET Mark, sign and date your proxy card and return it in the postage-paid envelope we have John Sample 234567 1234567 NY 11717. 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold AllAll For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01) Richard M. Sanders 02) Michael Koganov The Board of Directors recommends you vote FOR the following proposals: For 0 0 0 Against 0 0 0 Abstain 0 0 0 2. To approve, by non-binding vote, 2020 executive compensation. 3. To approve the 22nd Century Group, Inc. 2021 Omnibus Incentive Plan. 4. Ratification of the appointment of Freed Maxick CPA's as the independent registered public accounting firm. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Investor Address Line 2 Investor Address Line 4 John Sample attorney, executor, administrator, or other fiduciary, please give full ANY CITY, ON A1A 1A1 partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000500610_1 R1.0.0.177 YesNo Please indicate if you plan to attend this meeting00 Please sign exactly as your name(s) appear(s) hereon. When signing as title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or Investor Address Line 1 Investor Address Line 3 Investor Address Line 5 1234 ANYWHERE STREET SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/19/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/XXII2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 on 05/19/2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, 1234567 NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL # → SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O 22ND CENTURY GROUP, INC. P.O.BOX 1342 BRENTWOOD, NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567 234567

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement, Stockholder Letter are available at www.proxyvote.com . 22ND CENTURY GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS MAY 20, 2021 The stockholder(s) hereby appoint(s) James A. Mish and Steven Przybyla or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of 22ND CENTURY GROUP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:30 a.m., Eastern Time on Thursday, May 20, 2021, via virtual meeting at www.virtualshareholdermeeting.com/XXII2021, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4. Continued and to be signed on reverse side 0000500610_2 R1.0.0.177